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                                                                    EXHIBIT 4.25

                             INTERCREDITOR AGREEMENT

                  This INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, herein called this "AGREEMENT") is dated as of March 10, 2004 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("COVANTA" or "COMPANY"), and THE SUBSIDIARIES OF COVANTA LISTED ON THE SIGNATURE PAGES HEREOF AS DETROIT L/C BORROWERS (together with Company and any Additional Detroit L/C Borrowers (as hereinafter defined; this and other capitalized terms used herein without definition being used as defined in subsection 1.1), collectively, "DETROIT L/C Borrowers" and each a "DETROIT L/C BORROWER") and THE SUBSIDIARIES OF COVANTA LISTED ON THE SIGNATURE PAGES HEREOF AS NEW L/C BORROWERS (together with Company and any Additional New L/C Borrowers, collectively, "NEW L/C BORROWERS" and each a "NEW L/C Borrower"; the Detroit L/C Borrowers together with the New L/C Borrowers, collectively, "BORROWERS" and each a "BORROWER"); THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF AS DETROIT L/C LENDERS (each, in its capacity as a Detroit L/C Lender, together with any other Person that become a party hereto as a Detroit L/C Lender pursuant to subsection 6.1(f), individually referred to herein as a "DETROIT L/C LENDER" and collectively as "DETROIT L/C LENDERS"); THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS NEW L/C LENDERS (each, in its capacity as a New L/C Lender, together with any other Person that becomes a party hereto as a New L/C Lender pursuant to subsection 6.1(f), individually referred to herein as "NEW L/C LENDER" and collectively as "NEW L/C LENDERS"); BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as administrative agent for Detroit L/C Lenders (and any successor administrative agent for Detroit L/C Lenders pursuant to the Detroit L/C Agreement, in such capacity "DETROIT L/C FACILITY AGENT"), as Collateral Agent and Cash Management Bank, BANK ONE, NA, as administrative agent for New L/C Lenders (and any successor administrative agent for New L/C Lenders pursuant to the New L/C Facility Agreement, in such capacity "NEW L/C AGENT"); DEUTSCHE BANK SECURITIES, INC. ("DEUTSCHE BANK"), as Documentation Agent for Detroit L/C Lenders (and any successor documentation agent for Detroit L/C Lenders pursuant to the Detroit L/C Agreement in such capacity "DETROIT L/C DOCUMENTATION AGENT"); DANIELSON HOLDING CORPORATION, a Delaware corporation ("DHC"); U.S. BANK NATIONAL ASSOCIATION, in its capacity as trustee under the High Yield Indenture (in such capacity, the "HIGH YIELD TRUSTEE"); THE COMPANIES LISTED ON THE SIGNATURE PAGES HEREOF AS MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT BENEFICIARIES (the "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT BENEFICIARIES"); and the other Persons who may become parties to this Agreement from time to time pursuant to and in accordance with subsections 6.1(f) and 6.1(l) of this Agreement.

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                                 R E C I T A L S

                  WHEREAS, the Borrowers have proposed, their creditors have approved, and the Bankruptcy Court has confirmed, the Plan of Reorganization;

                  WHEREAS, in connection with the Plan of Reorganization, simultaneously herewith the Borrowers have received financing pursuant to the Detroit L/C Facility Agreement, New L/C Facility Agreement and High Yield Indenture;

                  WHEREAS, it is a condition precedent to (i) the obligations of the Detroit L/C Lenders to enter into and extend credit under the Detroit L/C Facility Agreement, (ii) the obligations of the New L/C Lenders to enter into and extend credit under the New L/C Facility Agreement, (iii) the obligations of the holders of the High Yield Notes to accept the High Yield Notes in exchange for certain pre-existing claims against Loan Parties (other than DHC) and (iv) the effectiveness of the Plan of Reorganization, as applicable, that each Creditor Party, High Yield Trustee and each Borrower shall have executed and delivered this Agreement to the Collateral Agent;

                  WHEREAS, on the date hereof Loan Parties have executed and delivered to Collateral Agent the Collateral Documents pursuant to which Loan Parties granted a security interest in the Collateral as security for (i) in the case of Detroit L/C Borrowers, all Obligations of Detroit L/C Borrowers under and in respect of the Detroit L/C Facility Agreement and all other Detroit L/C Facility Documents to which Detroit L/C Borrowers are a party to from time to time, in each case as described therein, (ii) in the case of New L/C Borrowers, all Obligations of New L/C Borrowers under and in respect of the New L/C Facility Agreement and all other New L/C Facility Documents to which New L/C Borrowers are party to from time to time, in each case as described therein, and
(iii) in the case of Company and High Yield Guarantors, all Obligations of Company and High Yield Guarantors under and in respect of the High Yield Notes and High Yield Indenture;

                  WHEREAS, Creditor Parties and High Yield Trustee desire to set forth certain provisions regarding the appointment, duties and responsibilities of Collateral Agent and to set forth certain other provisions concerning the obligations of Loan Parties to Creditor Parties and High Yield Noteholders under the agreements referred to in the foregoing recitals; and

                  WHEREAS, Creditor Parties and High Yield Trustee wish to set forth their mutual intentions as to certain matters relating to the exercise of remedies with respect to the Collateral and payments made by or for the account of the applicable Loan Parties under the Credit Documents as more fully set forth herein.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   SECTION I

                  1.1 DEFINITIONS. Terms used in the Agreement have the meanings set forth in the introduction and recitals hereto. In addition, the following terms shall have the following meanings:

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                  "ADDITIONAL DETROIT L/C BORROWER" means any Person that
becomes an "Additional Subsidiary Borrower" after the date hereof pursuant to and as such term is defined in the Detroit L/C Facility Agreement.

                  "ADDITIONAL NEW L/C BORROWER" means any Person that becomes an "Additional Subsidiary Borrower" after the date hereof pursuant to and as such term is defined in the New L/C Facility Agreement.

                  "AGENTS" means Collateral Agent, Detroit L/C Agents and New L/C Agent.

                  "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person (other than exclusively as a result of such Person's role as a senior executive of that Person or Project manager or operator), whether through the ownership of voting securities or by contract or otherwise.

                  "ANNUAL FREE CASH FLOW" shall have the meaning assigned to that term in the each Facility Agreement as in effect on the Closing Date.

                  "BANK OF AMERICA" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of New York and any other court properly exercising jurisdiction over any relevant Chapter 11 Case.

                  "BANKRUPTCY EVENT" means any of one or more of the following events regardless of the reason therefor:

                  (a) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Loan Party in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal, or state law; or (ii) an involuntary case shall be commenced against any Loan Party under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Loan Party, or over all or a substantial part of its property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of any Loan Party for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against

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         any substantial part of the property of any Loan Party, and the continuance of any such event in clause (ii) for 60 days unless dismissed, bonded or discharged; or

                  (b) (i) any Loan Party shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, or shall make any assignment for the benefit of creditors; or

                      (ii) the inability or failure of any Loan Party, or the admission by any Loan Party in writing of its inability, to pay its debts as such debts become due; or the Governing Body (or any committee thereof) of any Loan Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in clause
         (i) or this clause (ii); or

                  (c) any order, judgment or decree shall be entered against any Loan Party decreeing the dissolution, winding up or split up of that Loan Party and such order shall remain undischarged or unstayed for a period in excess of 30 days.

                  "BANKRUPTCY PROCEEDING" means any case or proceeding of the type described in the definition of "Bankruptcy Event" with respect to any Loan Party.

                  "BORROWER" and BORROWERS" shall have the meaning assigned to such terms in the introduction to this Agreement.

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York, the State of Texas or the State of California or is a day on which banking institutions located in any such state are authorized or required by law or other governmental action to close.

                  "CAPITAL STOCK" means the capital stock or other equity interests of a Person.

                  "CASH COLLATERAL ACCOUNTS" means the Detroit L/C Cash Collateral Account and the New L/C Cash Collateral Account.

                  "CASH MANAGEMENT BANK" shall have the meaning assigned to that term in the definition of "Cash Management System".

                  "CASH MANAGEMENT OBLIGATIONS" means the obligations of Borrowers to the Cash Management Bank arising from or relating to the Cash Management System, including any liability of Borrower on any claim arising out of or relating to the Cash Management System, whether or not the right to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed or contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or other similar proceeding.

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                  "CASH MANAGEMENT SYSTEM" means the cash management system of
Company and its Subsidiaries in the United States maintained with Bank of America (in such capacity, "CASH MANAGEMENT BANK") as described in Schedule 4.1P annexed to the Detroit L/C Facility Agreement and the New L/C Facility Agreement, as such Cash Management System may be modified pursuant to subsection
6.10 of the Detroit L/C Facility Agreement and the New L/C Facility Agreement, and any other related services provided by Cash Management Bank to Company and its Subsidiaries, including treasury, depositary and cash management services or in connection with automated clearing house transfers of funds.

                  "CHAPTER 11 CASE" means the chapter 11 cases of Covanta Energy Corporation, a Delaware corporation, and certain of its Subsidiaries, including Borrowers, jointly administered under Case Nos. 02-40826 through 02-40949, 02-16322, 03-13679 through 03-13685, and 03-13687 through 03-13709.

                  "CLOSING DATE" means March 10, 2004.

                  "COLLATERAL" means, collectively, all of the real, personal and mixed property (including Capital Stock) and interests in property now owned or hereafter acquired by any Loan Party in or upon which a security interest, Lien or mortgage is granted or purported to be granted to Collateral Agent pursuant to the Collateral Documents, including all Proceeds thereof, but in no event shall Collateral include the Capital Stock of CPIH pledged pursuant to the CPIH Stock Pledge Agreement (as defined in the Facility Agreements). For the avoidance of doubt, "Collateral" shall not include any New Investor Assurances.

                  "COLLATERAL AGENT" shall have the meaning assigned to that term in subsection 2.1.

                  "COLLATERAL DOCUMENTS" means the Security Agreement, DHC Pledge Agreement, Control Agreements, Mortgages (as defined in the Facility Agreements) and all other instruments or documents (pursuant to which a Lien to secure all or any portion of the Obligations is purported or intended to be created, granted, evidenced or perfected) delivered from time to time by any Loan Party pursuant to the Detroit L/C Facility Documents, New L/C Facility Documents or the High Yield Indenture in each case in order to grant to Collateral Agent a Lien on any real, personal or mixed property as security for any or all of the Obligations, as such instruments and documents may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted pursuant to subsection 2.4.

                  "COMPANY" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CONTROL AGREEMENT" means an agreement, satisfactory in form and substance to Detroit L/C Facility Agent and New L/C Agent and executed by the financial institution or securities intermediary at which a Deposit Account or a Securities Account, as the case may be,

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                                       5
is maintained, pursuant to which such financial institution or securities intermediary confirms and acknowledges Collateral Agent's security interest in such account, and agrees that the financial institution or securities intermediary, as the case may be, will comply with instructions originated by Collateral Agent as to disposition of funds in such account, without further consent by Company or any Subsidiary, as such agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted pursuant to subsection 2.4.

                  "COUNTERPART" shall have the meaning assigned to that term in subsection 6.1(l).

                  "COVANTA" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "CPIH" means Covanta Power International Holdings, Inc., a Delaware corporation, and its successors and assigns.

                  "CPIH SUBSIDIARIES" means, on and after the Closing Date, CPIH and its Subsidiaries.

                  "CREDIT DOCUMENTS" means, collectively, (i) the New L/C Facility Agreement and the other New L/C Facility Documents, (ii) the Detroit L/C Facility Agreement and the other Detroit L/C Facility Documents, and (iii) the High Yield Notes and the High Yield Indenture, in each case as they may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted thereunder and pursuant to subsection 2.5.

                  "CREDITOR PARTIES" means Detroit L/C Lenders, New L/C Lenders, Detroit L/C Agents, New L/C Agent, Cash Management Bank and Collateral Agent.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or similar account maintained with a Person engaged in the business of banking, including a savings bank, savings and loan association, credit union or trust company.

                  "DETROIT L/C" or "DETROIT L/CS" means letters of credit issued or to be issued from time to time under the Detroit L/C Facility Agreement, including amendments thereto.

                  "DETROIT L/C AGENTS" means the Detroit L/C Facility Agent and Detroit L/C Documentation Agent.

                  "DETROIT L/C BORROWER" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "DETROIT L/C CASH COLLATERAL ACCOUNT" means the cash collateral account maintained with Collateral Agent pursuant to the Security Agreement to secure the obligations of Detroit L/C Borrowers with respect to Detroit L/C Exposure.

                  "DETROIT L/C COMMITMENT" means the commitment of a Detroit L/C Lender to purchase and fund participations in Detroit L/Cs pursuant to the Detroit L/C Facility Agreement.

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

                  "DETROIT L/C DOCUMENTATION AGENT" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "DETROIT L/C EVENT OF DEFAULT" means an "Event of Default" under and as defined in the Detroit L/C Facility Agreement.

                  "DETROIT L/C EXPOSURE" means, with respect to any Detroit L/C Lender as of any date of determination, the sum of (a) in the event that Detroit L/C Lender is a Detroit L/C Issuing Lender, the aggregate Detroit L/C Usage in respect of all Detroit L/Cs issued by that Detroit L/C Lender (in each case net of any participations purchased by other Detroit L/C Lenders in such Detroit L/Cs or in any drawings thereunder not theretofore reimbursed by Detroit L/C Borrowers) plus (b) the aggregate amount of all participations purchased by that Detroit L/C Lender in any other outstanding Detroit L/Cs or any drawings under any such other Detroit L/Cs not theretofore reimbursed by Detroit L/C Borrowers.

                  "DETROIT L/C FACILITY AGENT" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "DETROIT L/C FACILITY AGREEMENT" means (i) that certain credit agreement dated as of the date hereof by and among Covanta and the other Detroit L/C Borrowers, as borrowers, the Detroit L/C Lenders and Detroit L/C Agents, and
(ii) any credit agreement entered into by Detroit L/C Borrowers to refinance, replace, renew or extend, in whole or in part, the credit agreement referenced in clause (i) and the indebtedness and letters of credit issued thereunder to the extent permitted pursuant to the New L/C Facility Agreement and the High Yield Indenture, in the case of clause (i) or (ii), as such credit agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 2.5.

                  "DETROIT L/C FACILITY DOCUMENTS" means the "Credit Documents" as defined in the Detroit L/C Facility Agreement (or any comparable term with respect to any replacement Detroit L/C Facility Agreement not prohibited hereunder).

                  "DETROIT L/C ISSUING LENDER" means, with respect to any Detroit L/C, the Detroit L/C Lender that has issued such Detroit L/C pursuant to the Detroit L/C Facility Agreement.

                  "DETROIT L/C LENDER" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "DETROIT L/C OBLIGATIONS" means any and all Obligations to the extent arising under or with respect to the Detroit L/C Commitments or the Detroit L/Cs, including fees and other amounts accruing or otherwise owed with respect to the Detroit L/C Exposure, and any drawings (and interest accrued thereon) under Detroit L/Cs not reimbursed by Detroit L/C Borrowers; provided, however, that Obligations of any Loan Party (other than DHC) for interest or letter of credit fees with respect to Detroit L/Cs and Detroit L/C Commitments that accrue or may be incurred under any Detroit L/C Facility Document after the commencement by or against any Loan Party of a Bankruptcy Proceeding shall be included in Detroit L/C Obligations solely to the extent recoverable from such Loan Party or its estate in such proceeding.

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

                  "DETROIT L/C USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Detroit L/Cs then outstanding plus
(ii) the aggregate amount of all drawings under Detroit L/Cs honored by the applicable Detroit L/C Issuing Lender and not theretofore reimbursed by Detroit L/C Borrowers.

                  "DEUTSCHE BANK" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "DHC" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "DHC PLEDGE AGREEMENT" means the pledge agreement executed and delivered by DHC on the Closing Date, substantially in the form of Exhibit XI annexed to the Detroit L/C Facility Agreement, as such pledge agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted pursuant to subsection 2.4.

                  "DISTRIBUTION" means, with respect to any Secured Obligation,
(a) any payment or distribution by Company or any of its Subsidiaries (including CPIH Subsidiaries) of cash, securities or other assets and properties of any kind whatsoever, real or personal, tangible or intangible, or mixed, whether now owned or existing or hereafter acquired or arising and wheresoever located, by set-off or otherwise, on account of such Secured Obligation, (b) any redemption, purchase or other acquisition of such Secured Obligation by Company or any of its Subsidiaries (including CPIH Subsidiaries) or (c) the granting of any Lien to or for the benefit of the holders of such Secured Obligation in or upon any or all assets and properties of any kind whatsoever, real or personal, tangible or intangible, or mixed, whether now owned or existing or hereafter acquired or arising and wheresoever located of Company or any of its Subsidiaries (including CPIH Subsidiaries).

                  "ENFORCEMENT ACTION" shall mean the exercise by any Secured Party of any of the enforcement rights and remedies under, and subject to the provisions of, the Collateral Documents at any time on or after an Event of Default, including any or all of the following: any motion to vacate any stay on enforcement of the Liens on the Collateral, solicitation of bids from third parties to conduct the liquidation of Collateral, the engagement or retention of third parties for the purposes of marketing, promoting or selling all or any Collateral, the commencement of any action to foreclose on the Liens on any of the Collateral, notification of account debtors to make payments to any Secured Party or its agents, any action to take possession of any Collateral or the commencement of any legal proceedings or actions seeking payment of any Secured Obligations or otherwise in connection with the preservation or protection of any of the Collateral, its value or any rights or remedies therein or otherwise or as may be deemed necessary or appropriate to enhance the likelihood or maximize the repayment of the Secured Obligations.

                  "EVENT OF DEFAULT" means a Detroit L/C Event of Default and/or a New L/C Event of Default and/or a High Yield Event of Default.

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                  "FACILITY AGREEMENTS" means the New L/C Facility Agreement and
Detroit L/C Facility Agreement.

                  "FISCAL YEAR" means the fiscal year of the Company and its Subsidiaries ending on December 31st of each calendar year.

                  "GOVERNING BODY" means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership, trust or limited liability company.

                  "HIGH YIELD EVENT OF DEFAULT" means an "Event of Default" under and as defined in the High Yield Indenture.

                  "HIGH YIELD GUARANTORS" means the Subsidiaries of Company party from time to time to the High Yield Indenture as guarantors thereunder.

                  "HIGH YIELD INDENTURE" means (i) the indenture pursuant to which the High Yield Notes are issued and (ii) any replacement indenture entered into in connection with a refinancing, defeasance, renewal, replacement or extension of the High Yield Notes permitted under the Facility Agreements, in the case of clause (i) or (ii), as such indenture or replacement indenture may be amended, supplemented or otherwise modified from time to time to the extent permitted under the Facility Agreements.

                  "HIGH YIELD NOTEHOLDERS" means the holders from time to time of the High Yield Notes.

                  "HIGH YIELD NOTES" means (i) the $230,000,000 in aggregate principal amount at maturity of 8.25% Senior Notes due 2010 of Company issued pursuant to the High Yield Indenture, and (ii) any indebtedness incurred to refinance, renew, replace or extend the High Yield Notes permitted to be incurred under the Facility Agreements; provided, that the initial principal amount (and issue price) of such High Yield Notes on the Closing Date shall be $205,000,000.

                  "HIGH YIELD OBLIGATIONS" means the obligations of Company and High Yield Guarantors under the High Yield Indenture and the High Yield Notes, as applicable.

                  "HIGH YIELD TRUSTEE" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "IPP INTERNATIONAL SALES" means one or more sales or dispositions of (i) the assets and/or operations of CPIH and its Subsidiaries and/or (ii) the Capital Stock of CPIH or any of its Subsidiaries.

                  "JUNIOR CREDITOR" shall have the meaning assigned to that term in subsection 4.2(f).

                  "LENDERS" means New L/C Lenders and Detroit L/C Lenders.

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                  "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "LOAN PARTIES" means Company, the other Borrowers, DHC, and High Yield Guarantors.

                  "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT" means the management services and reimbursement agreement entered into by CPIH, Company and certain of their respective Subsidiaries on the Closing Date, in form and substance satisfactory to the Detroit L/C Agents and New L/C Agent as such agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted thereunder and pursuant to subsection 2.5(c).

                  "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT BENEFICIARIES" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT OBLIGORS" means the "CPIH Entities" as such term is defined in the Management Services and Reimbursement Agreement.

                  "MANDATORY PAYMENTS" means any amount described in subsections 2.3A(i)(a)-(f) of the Detroit L/C Facility Agreement or 2.4A(iii)(a)-(g) of the New L/C Facility Agreement to be applied as a Mandatory Payment (as such term is defined in each Facility Agreement).

                  "NET INSURANCE/CONDEMNATION PROCEEDS" means any cash payments or Proceeds received by Company or any of its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of (a) income taxes reasonably estimated to be actually payable prior to the earlier of
(1) the date which is eighteen months from the date of such receipt and (2) March 10, 2009 as a result of the receipt of such payments of proceeds and (b) any actual, reasonable and documented out-of-pocket fees and expenses (including reasonable legal fees, reasonable fees to advisors and severance costs that are due (pursuant to a Contractual Obligation, or written employment policy applicable to terminated employees generally, of Company or any of its Subsidiaries in effect prior to the event causing or relating to the payment referred to in clause (i) or (ii) hereof or pursuant to applicable law) and payable on or prior to the receipt of such payment or proceeds to employees of Company and its Subsidiaries that have been terminated as a result of the relevant loss, taking or sale) paid to Persons other than Company and its Subsidiaries and their respective Affiliates in connection with the relevant loss, taking or sale or the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof; provided, however, that Net Insurance/Condemnation Proceeds shall be reduced in an amount equal to the amount of proceeds Subsidiaries of Company are legally bound or required, pursuant to Contractual Obligations in effect on the

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Closing Date, or which were entered into after the Closing Date with respect to the financing or acquisition of a Project, to use for purposes other than a Mandatory Payment.

                  "NEW INVESTOR ASSURANCES" means any collateral, insurance policy, letter of credit or other financial assurances provided by any New Investor or any of its Affiliates (other than Company or any of its Subsidiaries (including CPIH Subsidiaries)) to New L/C Lenders in connection with the New L/C Facility Agreement.

                  "NEW INVESTORS" means D.E. Shaw Laminar Portfolios, L.L.C., a Delaware limited liability company, SZ Investments, L.L.C., a Delaware limited liability company, and Third Avenue Trust, on behalf of Third Avenue Value Fund Series.

                  "NEW L/C" or "NEW L/CS" means letters of credit issued or to be issued (or deemed issued) by New L/C Issuing Lender pursuant to the New L/C Facility Agreement, including amendments thereto.

                  "NEW L/C AGENT" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "NEW L/C AGGREGATE COMMITMENT" means one or more of the New Revolving Loan Commitment or the New L/C Commitment or any combination thereof.

                  "NEW L/C AGGREGATE EXPOSURE" means, with respect to any New L/C Lender as of any date of determination, the sum of (i) that New L/C Lenders' New Revolving Loan Exposure and (ii) that New L/C Lender's New L/C Exposure.

                  "NEW L/C BORROWERS" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "NEW L/C CASH COLLATERAL ACCOUNT" means the cash collateral account maintained with Collateral Agent pursuant to the Security Agreement to secure the obligations of New L/C Borrowers with respect to New L/C Exposure.

                  "NEW L/C COMMITMENT" means the commitment of a New L/C Lender to purchase and fund participations in New L/Cs pursuant to the New L/C Facility Agreement.

                  "NEW L/C EVENT OF DEFAULT" means an "Event of Default" under and as defined in the New L/C Facility Agreement.

                  "NEW L/C EXPOSURE" with respect to any New L/C Lender, means, as of any date of determination, the sum of (a) in the event that New L/C Lender is a New L/C Issuing Lender, the aggregate New L/C Usage in respect of all New L/Cs issued by that New L/C Lender (in each case net of any participations purchased by other New L/C Lenders in such New L/Cs or in any drawings thereunder not theretofore reimbursed by New L/C Borrowers) plus (b) the aggregate amount of all participations purchased by that New L/C Lender in any other outstanding New L/Cs or any drawings under any such other New L/Cs not theretofore reimbursed by New L/C Borrowers.

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

                  "NEW L/C FACILITY AGREEMENT" means (i) that certain credit agreement dated as of the date hereof by and among New L/C Borrowers, New L/C Lenders and New L/C Agent, and (ii) any credit agreement entered into by New L/C Borrowers to refinance, replace, renew or extend, in whole or in part, the credit agreement referenced in clause (i) and the indebtedness and letters of credit issued thereunder to the extent permitted pursuant to the Detroit L/C Facility Agreement and the High Yield Indenture, in the case of clause (i) or
(ii), as such credit agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 2.5.

                  "NEW L/C FACILITY DOCUMENTS" means the "Credit Documents" as defined in the New L/C Facility Agreement (or any comparable term with respect to any replacement New L/C Facility Agreement not prohibited hereunder).

                  "NEW L/C ISSUING LENDER" means, with respect to any New L/C, the New L/C Lender that agrees or is otherwise obligated to issue such New L/C, determined as provided in the New L/C Facility Agreement.

                  "NEW L/C LENDER" shall have the meaning assigned to that term in the introduction to this Agreement.

                  "NEW L/C OBLIGATIONS" means any and all Obligations to the extent arising under or with respect to the New L/C Aggregate Commitments, New Revolving Loans or the New L/Cs, including principal and interest on any New Revolving Loans and the fees and other amounts accruing or otherwise owed with respect to the New L/C Aggregate Exposure, and any drawings (and interest accrued thereon) under New L/Cs not reimbursed by New L/C Borrowers; provided, however, that Obligations of any Loan Party (other than DHC) for interest, commitment fees or letter of credit fees with respect to the New L/Cs, New Revolving Loans or New L/C Aggregate Commitments and that accrue or may be incurred under any New L/C Facility Document after the commencement by or against any Loan Party (other than DHC) of a Bankruptcy Proceeding shall be included in New L/C Obligations solely to the extent recoverable from such Loan Party or its estate in such proceeding.

                  "NEW L/C USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all New L/Cs then outstanding plus (ii) the aggregate amount of all drawings under New L/Cs honored by Issuing Lenders and not theretofore reimbursed by New L/C Borrowers.

                  "NEW REVOLVING LOAN COMMITMENT" means the commitment of a New L/C Lender to make New Revolving Loans to the New L/C Borrowers pursuant to the New L/C Facility Agreement.

                  "NEW REVOLVING LOAN EXPOSURE" with respect to any New L/C Lender, means, as of any date of determination (i) prior to the termination of the New Revolving Loan Commitments, that New L/C Lender's Revolving Loan Commitment, and (ii) after the termination of the New Revolving Loan Commitments, the aggregate outstanding principal amount of the New Revolving Loans of that New L/C Lender.

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

                  "NEW REVOLVING LOANS" means loans made from time to time by New L/C Lenders to New L/C Borrowers as "Revolving Loans" under and as defined in the New L/C Facility Agreement.

                  "OBLIGATIONS" means all obligations of every nature of Loan Parties under the Credit Documents, including any liability of such Loan Party on any claim arising out of or relating to the Credit Documents, whether or not the right to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed or contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or other similar proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Credit Documents include (a) the obligation to pay principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of, any Loan Party, whether or not allowed in such case or proceeding), charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Borrower and any other Loan Party under any Credit Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Agent or any Lender, in its sole discretion, may elect to pay or advance on behalf of such Borrower or other Loan Party; provided, that nothing in this definition shall be construed as creating any obligations of DHC under the Credit Documents that are not expressly set forth in such Credit Documents.

                  "OFFICER'S CERTIFICATE" means, as applied to any Person that is a corporation, partnership, trust or limited liability company, a certificate executed on behalf of such Person by one or more Officers of such Person or one or more Officers of a general partner or a managing member if such general partner or managing member is a corporation, partnership, trust or limited liability company.

                  "PAYMENT IN FULL" and "PAID IN FULL" means (a) as to the Detroit L/C Obligations, the payment and satisfaction in full in immediately available funds of all of such funded Detroit L/C Obligations and either (i) the termination of the Detroit L/C Commitments and the receipt by Collateral Agent of cash collateral in the Detroit L/C Cash Collateral Account in an amount equal to one hundred five (105%) percent of the aggregate Detroit L/C Usage then outstanding or (ii) if the Detroit L/C Commitments have not been terminated, the receipt by Collateral Agent of cash collateral in the Detroit L/C Cash Collateral Account in an amount equal to 105% of the Detroit L/C Commitments of all Detroit L/C Lenders, (b) as to the New L/C Obligations, the payment and satisfaction in full in immediately available funds of all of such funded New L/C Obligations and either (i) the termination of the New L/C Aggregate Commitments and the receipt by Collateral Agent of cash collateral in the New L/C Cash Collateral Account in an amount equal to one hundred five (105%) percent of the aggregate New L/C Usage then outstanding or (ii) if the New L/C Aggregate Commitments have not been terminated, the receipt by Collateral Agent of cash collateral in the New L/C Cash Collateral Account in an amount equal to 105% of the New L/C Commitments of all New L/C Lenders, (c) as to the High Yield Obligations, the payment and satisfaction in full in immediately available funds of all of such High Yield Obligations and the termination or defeasance (whether legally or as to covenants only) of the financing arrangements provided by any High Yield Noteholder to the Loan Parties (other than DHC) with respect thereto, and (d) as to any other Secured

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                                       13

Obligations, the payment and satisfaction in full in immediately available funds of all such Secured Obligations then due and payable. If after receipt of any payment of, or Proceeds of Collateral applied to the payment of, any of the Secured Obligations, Collateral Agent or any other Secured Party, as applicable, is required to surrender or return such payment or Proceeds to any Person for any reason, then the Secured Obligations intended to be satisfied by such payment or Proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or Proceeds had not been received by Collateral Agent or such other Secured Party, as the case may be.

                  "PARTIES" means the High Yield Trustee, Loan Parties, and the Creditor Parties from time to time party to this Agreement.

                  "PERSON" or "PERSONS" means and include natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures (as defined in the Facility Agreements), associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

                  "PLAN OF REORGANIZATION" means the Debtors' Second Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code as filed with the Bankruptcy Court on January 14, 2004 (and as revised and amended through March 2, 2004), together with the Reorganization Plan Supplement to Debtors' Second Joint Plan of Reorganization filed with the Bankruptcy Court on February 18, 2004 in connection therewith.

                  "POTENTIAL EVENT OF DEFAULT" means a "Potential Event of Default" under and as defined in the Detroit L/C Facility Agreement, a "Potential Event of Default" under and as defined in the New L/C Facility Agreement or a "Default" under and as defined in the High Yield Indenture.

                  "PROCEEDS" means "proceeds", as such term is defined in the UCC and, in any event, shall include (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any of the Loan Parties or Collateral Agent from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any of the Loan Parties from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral, by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other consideration (in any form whatsoever) or other amounts from time to time paid or payable under or in connection with any of the Collateral upon disposition or otherwise.

                  "PROJECT" means any waste-to-energy facility, electrical generation plant, cogeneration plant, water treatment facility or other facility for the generation of electricity or engaged in another line of business in which Company and its Subsidiaries are permitted to be engaged hereunder for which a Subsidiary or Subsidiaries of Company (including CPIH Subsidiaries) was, is or will be (as the case may be) an owner, operator, manager or builder, and

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                                       14
shall also mean any two or more of such plants or facilities in which an interest has been acquired in a single transaction, so long as such interest constitutes an existing Investment on the Closing Date permitted under this Agreement; provided, however, that a Project shall cease to be a Project of Company and its Subsidiaries at such time that Company or any of its Subsidiaries ceases to have any existing or future rights or obligations (whether direct or indirect, contingent or matured) associated therewith.

                  "REQUISITE DETROIT L/C LENDERS" means Detroit L/C Lenders having or holding more than 50% of the Detroit L/C Exposure of all Detroit L/C Lenders; provided, however, that prior to the Closing Date, for purposes of this definition the Detroit L/C Exposure of each Detroit L/C Lender shall equal the original Detroit L/C Commitment of such Detroit L/C Lender on the Closing Date.

                  "REQUISITE NEW L/C LENDERS" means New L/C Lenders having or holding more than 50% of the New L/C Aggregate Exposure of all New L/C Lenders; provided, however, that prior to the Closing Date, for purposes of this definition the New L/C Aggregate Exposure of each New L/C Lender shall equal the original New L/C Commitment of such New L/C Lender on the Closing Date.

                  "REQUISITE OBLIGEES" means,

                  (i) until such time as all Detroit L/C Obligations are Paid in Full under clause (a)(i) of the definition thereof and no Detroit L/Cs or other Detroit L/C Obligations are outstanding, for purposes of any exercise of any Enforcement Action or other rights with respect to the Detroit L/C Cash Collateral Account and any Collateral from time to time on deposit therein (including any application thereof), Requisite Detroit L/C Lenders;

                  (ii) until such time as all New L/C Obligations are Paid in Full and no New L/Cs or other New L/C Obligations are outstanding, for purposes of any exercise of any Enforcement Action or other rights with respect to the New L/C Cash Collateral Account and any Collateral from time to time on deposit therein (including any application thereof), Requisite New L/C Lenders;

                  (iii) subject to clauses (i) and (ii) above, until Payment in Full of all Detroit L/C Obligations, (a) for so long as no drawing has occurred under any Detroit L/C, no Event of Default has occurred and is continuing under subsection 8.1 of the Detroit L/C Facility Agreement and no Bankruptcy Proceeding has been commenced by or against any Loan Party, Lenders having or holding of more than 50% of the sum of (1) the aggregate Detroit L/C Exposure of all Detroit L/C Lenders and (2) the aggregate New L/C Aggregate Exposure of all New L/C Lenders, and (b) from and after the occurrence of any drawing under any Detroit L/C which is not reimbursed in full by Detroit L/C Borrowers, the occurrence and continuance of a Detroit L/C Event of Default under subsection
8.1 of the Detroit L/C Facility Agreement or the commencement of a Bankruptcy Proceeding by or against any Loan Party, Requisite Detroit L/C Lenders;

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                                       15

                  (iv) subject to clauses (i) and (ii) above, from and after Payment in Full of all Detroit L/C Obligations and until Payment in Full of all New L/C Obligations, Requisite New L/C Lenders; and

                  (v) subject to clauses (i) and (ii) above, from and after Payment in Full of all Detroit L/C Obligations and New L/C Obligations, holders of more than 50% of the aggregate outstanding principal amount of the High Yield Notes.

                  "SECURED PARTIES" means the Creditor Parties, the High Yield Noteholders and the High Yield Trustee.

                  "SECURED OBLIGATIONS" means the collective reference to all Detroit L/C Obligations, all New L/C Obligations, all High Yield Obligations and all Obligations owing to Collateral Agent hereunder or under any Collateral Document, and all Cash Management Obligations.

                  "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated, certificated or uncertificated, or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "SECURITIES ACCOUNT" means an account to which a financial asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the financial asset.

                  "SECURITY AGREEMENT" means the Security Agreement executed and delivered by Borrowers on the Closing Date pursuant to the Detroit L/C Facility Agreement, New L/C Facility Agreement and High Yield Indenture, as such agreement may from time to time hereafter be amended, restated, supplemented or otherwise modified to the extent permitted pursuant to subsection 2.4.

                  "SENIOR AGENT" means, (i) until Payment in Full of all Detroit L/C Obligations, Detroit L/C Facility Agent and (ii) from and after Payment in Full of all Detroit L/C Obligations and until Payment in Full of all New L/C Obligations, New L/C Agent, and (iii) after Payment in Full of all Detroit L/C Obligations and New L/C Obligations, High Yield Trustee.

                  "SENIOR CREDITOR" shall have the meaning assigned to that term in subsection 4.2(f).

                  "SUBJECT FISCAL YEAR" shall have the meaning assigned to that term in subsection 4.1(b).

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more

Domestic Intercreditor Agreement
than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. Any reference contained herein to one or more Subsidiaries of Company shall, unless otherwise expressly indicated, not include CPIH or any of its Subsidiaries.

                  "SUPPLEMENTAL COLLATERAL AGENT" has the meaning assigned to that term in subsection 6.1(c).

                  "THIRD-PARTY GUARANTY" shall have the meaning assigned to that term in subsection 4.2(i).

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, the priority of any Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such priority and for purposes of definitions related to such provisions.

                  "UNITED STATES" means the United States of America.

                  1.2 OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.

                  (a) Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

                  (b) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

                  (c) The use of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

                  (d) In the event of any refinancing, replacement or extension of any Facility Agreement, references in this Agreement to sections or subsections of such Facility Agreement shall refer to the functionally equivalent sections or subsections in such refinanced, replaced or extended agreement as the context requires.

                                   SECTION II

                  2.1 APPOINTMENT AS COLLATERAL AGENT. Each Creditor Party executing this Agreement, and High Yield Trustee and each High Yield Noteholder, by its acceptance of the

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                                       17
benefits of the Collateral Documents and of this Agreement, (i) appoints Bank of America to serve as collateral agent and representative of each such Secured Party (to the extent applicable) under this Agreement and each of the Collateral Documents (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT") and (ii) irrevocably authorizes Collateral Agent to act as agent for the Secured Parties for the purpose of executing and delivering, on behalf of all such Secured Parties, the Collateral Documents and, subject to the provisions of this Agreement, for the purpose of exercising such powers, rights and remedies hereunder and under the other Collateral Documents as are specifically delegated or granted to Collateral Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. For the avoidance of doubt, it is understood and agreed that the Collateral Agent is the "Secured Party" or, as the case may be, the "Mortgagee" referred to in the Collateral Documents. Each Creditor Party and Collateral Agent, and High Yield Trustee and each High Yield Noteholder, by its acceptance of the benefits of the Collateral Documents and this Agreement, hereby appoint each other Secured Party as agent for the purpose of perfecting Collateral Agent's security interest in Collateral that, in accordance with the UCC, can be perfected by possession or control.

                  2.2 DECISIONS RELATING TO ENFORCEMENT ACTIONS AND OTHER MATTERS VESTED IN REQUISITE OBLIGEES.

                  (a) Collateral Agent agrees to take such Enforcement Actions and all such actions with respect to Collateral which is perfected only by control of such Collateral, in each case as may be directed by Requisite Obligees (it being understood and agreed that if at any time Collateral Agent determines that the requisite percentages constituting Requisite Obligees shall have been obtained, the Collateral Agent may and shall be fully authorized, as of such time and without the need for further direction from any Secured Party, to take or not take such action as the Requisite Obligees direct); provided, however, that notwithstanding anything in this Agreement to the contrary, Collateral Agent shall not be required to take any action that is in its judgment contrary to law or to the terms of this Agreement or any or all of the Collateral Documents or which would in its opinion subject it or any of its officers, employees or directors to liability, and Collateral Agent shall not be required to take any action under this Agreement or any or all of the Collateral Documents unless and until Collateral Agent shall be indemnified to its satisfaction by the relevant Parties against any and all losses, costs, expenses or liabilities in connection therewith.

                  (b) Each Creditor Party executing this Agreement or an acknowledgment hereto, and the High Yield Trustee and each holder of a High Yield Note, by its acceptance of the benefits hereof and of the Collateral Documents, agree that Collateral Agent may act as Requisite Obligees may request (regardless of whether any individual Party or any other Secured Party (including the holders of the High Yield Notes) agrees, disagrees or abstains with respect to such request), that Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not conflict with the express terms of this Agreement) and that no Secured Party shall have any liability to any other Secured Party for any such request, except, in each case, liability arising from the gross negligence or willful misconduct of such Person. Collateral Agent shall give prompt notice to all Creditor Parties and the High Yield

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                                       18

         Trustee of actions taken pursuant to the instructions of Requisite Obligees; provided, however, that the failure to give any such notice shall not impair the right of Collateral Agent to take any such action or the validity or enforceability under this Agreement and the applicable Collateral Documents of the action so taken.

                  (c) Collateral Agent may at any time request directions from the Requisite Obligees with respect to the Collateral Documents as to any course of action or other matter relating hereto or to the Collateral Documents. Except as otherwise provided in the Collateral Documents, directions given by Requisite Obligees to Collateral Agent with respect to the Collateral and Collateral Documents shall be binding on all Secured Parties for all purposes (provided such directions do not conflict with the express terms of this Agreement).

                  (d) Each Creditor Party, the High Yield Trustee, and each holder of a High Yield Note, by accepting the benefits hereof and of the Collateral Documents, agrees not to take any Enforcement Action whatsoever, in each case except through Collateral Agent in accordance with this Agreement; provided, however, that (i) Detroit L/C Agents and Detroit L/C Lenders may apply Collateral on deposit in the Detroit L/C Cash Collateral Account to the payment of the Detroit L/C Obligations and otherwise exercise rights of setoff with respect thereto, in each case in accordance with the terms of the Detroit L/C Facility Agreement and the Security Agreement and (ii) New L/C Agent and New L/C Lenders may apply Collateral on deposit in the New L/C Cash Collateral Account to the payment of the New L/C Obligations and otherwise exercise rights of setoff with respect thereto, in each case in accordance with the terms of the New L/C Facility Agreement and the Security Agreement.

                  2.3 NET INSURANCE/CONDEMNATION PROCEEDS.

                  (a) Unless prohibited by contractual or other legal requirement, all policies of insurance required to be maintained under any Credit Document shall (a) name Collateral Agent, for the benefit of Secured Parties, as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Detroit L/C Facility Agent and New L/C Agent, that names Collateral Agent for the benefit of Secured Parties as the loss payee thereunder for any covered loss in excess of $1,000,000 and provides for at least 30 days prior written notice to Collateral Agent of any modification or cancellation of such policy. As soon as practicable after the Closing Date, Company shall deliver to Agents a certificate from Borrowers' insurance broker(s) or other evidence satisfactory to it that all insurance required to be maintained pursuant to this subsection 2.3 is in full force and effect and that Collateral Agent on behalf of Secured Parties has been named as additional insured and/or loss payee thereunder to the extent required under this subsection 2.3.

                  (b) Upon receipt by Collateral Agent of any Net
         Insurance/Condemnation Proceeds as loss payee, (a) if and to the extent Company would have been required to apply such Net
         Insurance/Condemnation Proceeds (if it had received them directly) pursuant to the Detroit L/C Facility Agreement (or, if the Detroit L/C Obligations have

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                                       19
         been Paid in Full, the New L/C Facility Agreement), Collateral Agent shall, and Company hereby authorizes Collateral Agent to, apply such Net Insurance/Condemnation Proceeds as provided in subsection 4.1(a) or, to the extent applicable, subsection 4.2 and (b) to the extent the foregoing clause (a) does not apply, Collateral Agent shall deliver such Net Insurance/Condemnation Proceeds to Company, and (1) Company and its Subsidiaries may retain and apply any portion thereof that is business interruption insurance proceeds for working capital purposes or any other purposes not prohibited under the Facility Agreements and
         (2) Company shall, or shall cause one or more of its Subsidiaries to, promptly apply such Net Insurance/Condemnation Proceeds that are not business interruption insurance proceeds to the costs of repairing, restoring, or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received; provided, however that if at any time Senior Agent reasonably determines (A) that Company or such Subsidiary is not proceeding diligently with such repair, restoration or replacement or that such repair, restoration or replacement cannot be completed within 180 days after the receipt by Collateral Agent of such Net Insurance/Condemnation Proceeds, Senior Agent may direct Collateral Agent, and Company hereby authorizes Senior Agent and Collateral Agent to apply such Net Insurance/Condemnation Proceeds as provided in subsection 4.1(a).

                  2.4 AMENDMENTS, MODIFICATIONS, WAIVERS AND RELEASES. Notwithstanding anything in the Facility Agreements, High Yield Indenture, Collateral Documents and other Credit Documents to the contrary:

                  (a) except in connection with any Enforcement Action or the release of any cash on deposit in any Cash Collateral Account, the release of the Lien granted in favor of Collateral Agent on all or substantially all of the Collateral under the Collateral Documents shall require the prior written consent of, until Payment in Full of all Detroit L/C Obligations, each Detroit L/C Lender and, until Payment if Full of all New L/C Obligations, each New L/C Lender; provided that no such consent shall be required in connection with any IPP International Sale provided that the consideration received for the assets subject to such IPP International Sale shall be in an amount at least equal to the fair market value thereof; and

                  (b) except as set forth in subsection 2.4(a), any amendment, modification, termination or waiver of, any Collateral Documents shall require the prior written consent of (i) until Payment in Full of all Detroit L/C Obligations, Requisite Detroit L/C Lenders, (ii) until Payment in Full of all New L/C Obligations, Requisite New L/C Lenders, and (iii) upon Payment in Full of all Detroit L/C Obligations and New L/C Obligations, holders of more than 50% of the principal amount of the High Yield Notes; provided, however, that (i) no such amendment, modification, termination or waiver shall, without the consent of Requisite Detroit L/C Lenders, amend, modify, terminate or waive, or have the effect of amending, modifying, terminating or waiving, Section 12 (Detroit L/C Cash Collateral Account) of the Security Agreement or the rights of Collateral Agent and Detroit L/C Lenders under such Section or otherwise with respect to the Detroit L/C Cash Collateral Account or the Collateral on deposit therein from time to time, and
         (ii) no such amendment, modification, termination or waiver shall, without the consent of Requisite New L/C Lenders, amend, modify, terminate or waive, or have the effect of amending,

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                                       20
         modifying, terminating or waiving, Section 13 (New L/C Cash Collateral Account) of the Security Agreement or the rights of Collateral Agent and New L/C Lenders under such Section or otherwise with respect to the New L/C Cash Collateral Account or the Collateral on deposit therein from time to time.

                  2.5 AMENDMENTS, MODIFICATIONS AND WAIVERS WITH RESPECT TO CREDIT DOCUMENTS. Any amendment or modification of, or waiver of compliance with the terms of any Credit Document shall be subject to the following requirements:

                  (a) Subject to the provisions of subsection 2.4, and until the termination of the Detroit L/C Facility Agreement and the Payment in Full of all Detroit L/C Obligations, without the prior written consent of Requisite Detroit L/C Lenders, New L/C Lenders may not amend, restate, modify or waive (or receive any payment consistent with an amendment, restatement, modification or waiver of) any material provision of any of the New L/C Facility Documents, unless (i) the terms of the New L/C Facility Documents as so amended, restated, modified or waived are not more disadvantageous to Company and its Subsidiaries and the Detroit L/C Lenders (in a manner deemed material by Detroit L/C Agents) than the New L/C Facility Documents in effect on the Closing Date (it being understood and agreed that any amendment, restatement, modification or waiver having the effect of (1) increasing the maximum amount of any commitment to extend loans (as opposed to letters of credit) under the New L/C Facility Documents, or (2) reducing, delaying or waiving any otherwise required reduction in the amount of any commitment to extend loans or letters of credit under the New L/C Facility Documents, shall be deemed to be more disadvantageous for purposes of this clause (i) without further notice or other action by Detroit L/C Agents), (ii) the aggregate amount of indebtedness and letters of credit outstanding, and additional commitments to extend credit, if any, under the New L/C Facility Documents as so amended, restated, modified or waived, do not exceed the aggregate amount of the commitments to extend credit in effect under the New L/C Facility Documents on the Closing Date plus $5,000,000, (iii) the obligations under (and the Liens securing) such New L/C Facility Documents as so amended, restated, modified or waived are subject to this Agreement on terms substantively identical to the terms applicable to the obligations in effect under the New L/C Facility Documents on the Closing Date , and (iv) Company provides to Detroit L/C Agents reasonable prior advance written notice of such proposed amendment, restatement, modification or waiver and copies of all material contracts or other agreements being entered into in connection therewith.

                  (b) Subject to the provisions of subsection 2.4, and until the termination of the New L/C Facility Agreement and the Payment in Full of all New L/C Obligations, without the prior written consent of Requisite New L/C Lenders, Detroit L/C Lenders may not amend, restate, modify or waive (or receive any payment consistent with an amendment, restatement, modification or waiver of) any material provision of any of the Detroit L/C Facility Documents, unless (i) the terms of the Detroit L/C Facility Documents as so amended, restated, modified or waived are not more disadvantageous to Company and its Subsidiaries and the New L/C Lenders (in a manner deemed material by New L/C Agent) than the Detroit L/C Facility Documents in effect on the Closing Date (it being understood and agreed that any amendment, restatement, modification or waiver

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

         having the effect of (1) increasing the maximum amount of any commitment to extend loans (as opposed to letters of credit) under the Detroit L/C Facility Documents, or (2) reducing, delaying or waiving any otherwise required reduction in the amount of any commitment to extend loans or letters of credit under the Detroit L/C Facility Documents, shall be deemed to be more disadvantageous for purposes of this clause (i) without further notice or other action by New L/C Agent), (ii) the aggregate amount of indebtedness and letters of credit outstanding, and additional commitments to extend credit, if any, under the Detroit L/C Facility Documents as so amended, restated, modified or waived, do not exceed the aggregate amount of the commitments to extend credit in effect under the Detroit L/C Facility Documents on the Closing Date plus $5,000,000, (iii) the obligations under (and the Liens securing) such Detroit L/C Facility Documents as so amended, restated, modified or waived are subject to this Agreement on terms substantively identical to the terms applicable to the obligations in effect under the Detroit L/C Facility Documents on the Closing Date, and (iv) Company provides to New L/C Agent reasonable prior advance written notice of such proposed amendment, restatement, modification or waiver and copies of all material contracts or other agreements being entered into in connection therewith.

                  (c) Until (i) the termination of the Detroit L/C Facility Agreement and the Payment in Full of all Detroit L/C Obligations, without the prior written consent of Requisite Detroit L/C Lenders and
         (ii) the termination of the New L/C Facility Agreement and the Payment in Full of all New L/C Obligations, without the prior written consent of Requisite New L/C Lenders, Company shall not, and shall not permit any of its Subsidiaries (including CPIH Subsidiaries) to amend, restate, modify or waive (or make any payment consistent with an amendment, restatement, modification or waiver of) any material provision of the Management Services and Reimbursement Agreement if the effect of such amendment, restatement, modification or waiver, together with all other amendments, restatements, modifications or waivers made,
         (a) is to impose additional material obligations on, or confer material additional rights to the holders thereof (or to other obligees with respect thereto) against, Company or any of its Subsidiaries, (b) is otherwise adverse to the interests of the Detroit L/C Lenders in a manner deemed material in the judgment of Detroit L/C Agents or Requisite Detroit L/C Lenders so notifying Detroit L/C Agents or Company, or (c) is otherwise adverse to the interests of the New L/C Lenders in a manner deemed material in the judgment of New L/C Agent or Requisite New L/C Lenders so notifying New L/C Agents or Company.

                  (d) Each Lender acknowledges and agrees that Borrowers have agreed to and are bound by the provisions of subsection 6.13 (Most Favored Nations Payments) of each Facility Agreement.

                                  SECTION III

                  3.1 PRIORITY OF LIENS.

                  (a) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of Collateral Agent

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

         in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Credit Document, the Secured Parties agree that, as among the Secured Parties the following Lien priorities shall strictly apply in defining the respective Lien priorities of each Secured Party in the Collateral (provided, however that, in the case of the Collateral held as cash collateral in the Detroit L/C Cash Collateral Account for the Detroit L/C Obligations and in the New L/C Cash Collateral Account for New L/C Obligations, such cash collateral shall have the priorities set forth in subsection 3.1(b) and 3.1(c), respectively, until released pursuant to subsection 4.2(c), in which case the following priorities apply):

                           (1) first, the Liens upon the Collateral in favor of Collateral Agent to the extent securing the Secured Obligations owing from time to time to the Collateral Agent, in its capacity as Collateral Agent, to the full extent thereof;

                           (2) second: the Liens upon the Collateral in favor of Collateral Agent to the extent securing, on a pari passu basis, the Secured Obligations owing from time to time to the Detroit L/C Agents and New L/C Agent, in their capacities as Detroit L/C Agents and New L/C Agent, respectively, to the full extent thereof;

                           (3) third: the Liens upon the Collateral in favor of Collateral Agent to the extent securing, on a pari passu basis, (i) the remaining Detroit L/C Obligations, and (ii) the Cash Management Obligations, in each case to the full extent thereof;

                           (4) fourth: the Liens upon the Collateral in favor of Collateral Agent to the extent securing the remaining New L/C Obligations to the full extent thereof; and

                           (5) fifth: the Liens upon the Collateral in favor of Collateral Agent to the extent securing the High Yield Obligations to the full extent thereof.

                  (b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of Collateral Agent in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Credit Document, the Secured Parties agree that, as among the Secured Parties the following Lien priorities shall strictly apply in defining the respective Lien priorities of each Secured Party in cash collateral held in the Detroit L/C Cash Collateral Account:

                           (1) first, the Liens upon the Collateral in favor of Collateral Agent to the extent securing the Secured Obligations owing from time to time to the Collateral Agent, in its capacity as Collateral Agent, to the full extent thereof;

                           (2) second: the Liens upon the Collateral in favor of Collateral Agent to the extent securing the Secured Obligations owing from time to time to the Detroit L/C Agents, in their capacities as Detroit L/C Agents, to the full extent thereof;

                           (3) third: the Liens upon the Collateral in favor of Collateral Agent to the extent securing the remaining Detroit L/C Obligations to the full extent thereof; and

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                                       23

                           (4) fourth: the Liens upon the Collateral in favor of Collateral Agent in the order of priority provided for in subsection 3.1(a).

                  (c) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of Collateral Agent in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Credit Document, the Secured Parties agree that, as among the Secured Parties the following Lien priorities shall strictly apply in defining the respective Lien priorities of each Secured Party in cash collateral held in the New L/C Cash Collateral Account:

                           (1) first, the Liens upon the Collateral in favor of Collateral Agent to the extent securing the Secured Obligations owing from time to time to the Collateral Agent, in its capacity as Collateral Agent, to the full extent thereof;

                           (2) second: the Liens upon the Collateral in favor of Collateral Agent to the extent securing the Secured Obligations owing from time to time to the New L/C Agent, in their capacity as New L/C Agent, to the full extent thereof;

                           (3) third: the Liens upon the Collateral in favor of Collateral Agent to the extent securing the remaining New L/C Obligations to the full extent thereof; and

                           (4) fourth: the Liens upon the Collateral in favor of Collateral Agent in the order of priority provided for in subsection 3.1(a).

                  3.2 PRIORITIES UNAFFECTED BY ACTION OR INACTION. The Lien priorities in subsection 3.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any of the Secured Obligations, nor by any action or inaction which Collateral Agent or any other Secured Party may take or fail to take in respect of the Collateral.

                                   SECTION IV

                  4.1 APPLICATION OF MANDATORY PREPAYMENTS UNDER FACILITY AGREEMENTS. Notwithstanding anything in the Credit Documents to the contrary but subject in all respects to subsection 4.2, so long as any Detroit L/C Obligations and New L/C Obligations are outstanding any Mandatory Payments made pursuant to subsections 2.3A(i)(a) - (g) of the Detroit L/C Facility Agreement and subsections 2.4A(iii)(a) - (g) of the New L/C Facility Agreement shall be applied as follows:

                  (a) Any Mandatory Payments made pursuant to subsections 2.3A(i)(a) - (b) of the Detroit L/C Facility Agreement and subsections 2.4A(iii)(a) - (b) of the New L/C Facility Agreement shall be applied first, to repay funded amounts (if any) under the Detroit L/Cs and then to cash collateralize the Detroit L/Cs and the Detroit L/C Commitments under the Security Agreement in an amount, taken together with all then existing cash collateral on deposit in the Detroit L/C Cash Collateral Account for the

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                                       24

         Detroit L/C Commitments, equal to 105% of the Detroit L/C Commitments and second, to reduce the New L/C Aggregate Exposure in accordance with subsection 4.1(e).

                  (b) Any Mandatory Payments made pursuant to subsections 2.3A(i)(c) - (e) of the Detroit L/C Facility Agreement and subsections 2.4A(iii)(c) - (e) of the New L/C Facility Agreement shall be applied as follows: (i) an amount equal to 50% of such Mandatory Payment shall be applied to repay funded amounts (if any) under the Detroit L/Cs and then to cash collateralize the Detroit L/Cs and the Detroit L/C Commitments under the Security Agreement up to an amount, taken together with all then existing cash collateral on deposit in the Detroit L/C Cash Collateral Account for the Detroit L/C Commitments, equal to 105% of the Detroit L/C Commitments, (ii) an amount equal to 50% of such Mandatory Payment shall be applied to reduce the New L/C Aggregate Exposure in accordance with subsection 4.1(e) and (iii) if any proceeds of a Mandatory Prepayment remain after application as set forth in clause (i) or (ii), then such remaining proceeds shall be applied as if it were proceeds required to be applied pursuant to the other such clause.

                  (c) Any Mandatory Payments made pursuant to subsections 2.3A(i)(f) of the Detroit L/C Facility Agreement and subsections 2.4A(iii)(f) of the New L/C Facility Agreement shall be applied as follows (i) an amount equal to 50% of such Mandatory Payment shall be applied to repay funded amounts (if any) under the Detroit L/Cs and then to cash collateralize the Detroit L/Cs and the Detroit L/C Commitments under the Security Agreement up to an amount, taken together with all then existing cash collateral on deposit in the Detroit L/C Cash Collateral Account for the Detroit L/C Commitments, equal to 105% of the Detroit L/C Commitments, (ii) an amount equal to 50% of such Mandatory Payment shall be applied to reduce the New L/C Aggregate Exposure in the following manner: first, to New L/C Exposure, with the amount applied to New L/C Exposure being applied to repay all funded amounts, if any, under the New L/Cs and then to cash collateralize the New L/C Exposure outstanding (after giving effect to the foregoing repayment) in an amount, taken together with all then existing cash collateral for such New L/C Exposure, equal to 105% of such New L/C Exposure; and second, to repay outstanding New Revolving Loans to the full extent thereof, and (iii) if any proceeds of a Mandatory Prepayment remain after application as set forth in clause
         (i) or (ii), then such remaining proceeds shall be applied as if it were proceeds required to be applied pursuant to the other such clause. Notwithstanding the foregoing, Borrowers and Lenders hereby agree that any cash applied to cash collateralize Detroit L/C Exposure or New L/C Exposure pursuant to this subsection 4.1(c) with respect to a cash balance on June 30 or December 31 of any Fiscal Year (the "SUBJECT FISCAL YEAR") shall, in the event that the amount of such cash applied to cash collateralize Detroit L/C Exposure and New L/C Exposure exceeds 50% of the Annual Free Cash Flow for the Subject Fiscal Year, be released to Borrowers to the extent of such excess, with the amount of cash so released being released pro rata from the amounts on deposit in the Detroit L/C Cash Collateral Account and New L/C Cash Collateral Account based on the amount of such excess applied to cash collateralize Detroit L/C Exposure and New L/C Exposure (but in no event shall more cash be so released from any Collateral Account than the aggregate amount applied pursuant to this subsection 4.1(c) with respect to the Subject Fiscal Year and deposited to such Collateral Account) after the 60th day of the following Fiscal Year,

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                                       25
         promptly following Borrowers' certification of such excess; provided, however, that such release shall not be required if, at the time such release would otherwise be required, a Detroit L/C Event of Default or New L/C Event of Default shall have occurred and be continuing.

                  (d) Any Mandatory Payments made pursuant to subsection 2.3A(i)(g) of the Detroit L/C Facility Agreement and subsection 2.4A(iii)(g) of the New L/C Facility Agreement shall be applied pursuant to subsection 4.2(a).

                  (e) All Mandatory Prepayments of the New L/C Aggregate Exposure referenced in subsections 4.1(a) and 4.1(b) shall be applied in the following manner: first, to New L/C Exposure, with the amount applied to New L/C Exposure being applied to repay all funded amounts, if any, under the New L/Cs and then to cash collateralize the New L/C Exposure outstanding (after giving effect to the foregoing repayment) in an amount, taken together with all then existing cash collateral for such New L/C Exposure, equal to 105% of such New L/C Exposure, and, concurrently with any such repayment or cash collateralization of New L/C Exposure, effecting a permanent reduction in the New L/C Commitment by the amount of such repayment or cash collateralization of New L/C Exposure; second, to repay outstanding New Revolving Loans to the full extent thereof and to concurrently permanently reduce (x) the New L/C Commitments and (y) to the extent that any such reduction in New L/C Commitments would cause the New L/C Commitments to be less than the Revolver Loan Commitments then in effect, the Revolver Commitments by the amount of such difference; and third, to permanently reduce the unutilized New L/C Commitments and, to the extent that any reduction in New L/C Commitments would cause the New L/C Commitments to be less than the Revolver Loan Commitments then in effect, to permanently and concurrently reduce the Revolver Commitments by the amount of such difference.

                  4.2 APPLICATION OF PROCEEDS OF COLLATERAL, ETC.

                  (a) Except as provided in subsection 4.2(c) and 4.2(d) below, upon the occurrence and during the continuation of an Event of Default or upon the termination of either the Detroit L/C Commitments or the New L/C Aggregate Commitments, if requested by Requisite Detroit L/C Lenders with respect to any Detroit L/C Event of Default or termination of Detroit L/C Commitments, or if requested by Requisite New L/C Lenders with respect to any New L/C Event of Default and termination of New L/C Aggregate Commitments, or holders of more than 50% of the High Yield Notes with respect to a High Yield Event of Default, (1) all Mandatory Payments or other payments received by any Agent or other Secured Party on account of the Obligations, whether from any Loan Party or otherwise, shall promptly be delivered to Collateral Agent and upon receipt by Collateral Agent, applied by Collateral Agent against the Secured Obligations and (2) all Proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral or other Enforcement Action may, in the discretion of Senior Agent upon written direction to Collateral Agent, be held by Collateral Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Collateral Agent against, the applicable

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                                       26

         Secured Obligations, in each case under clauses (1) and (2) in the following order of priority:

                           (i) First, to the payment of the costs and expenses of the exercise of rights and remedies and such sale, collection or other realization or Enforcement Action, including reimbursement of all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith (including, for reasonable cost, fees and expenses of counsel and other professionals and agents retained by the Collateral Agent) and all amounts for which Collateral Agent is entitled to compensation, reimbursement and indemnification under any Credit Document and any other amounts then owing to Collateral Agent, in its capacity as Collateral Agent, pursuant to the Collateral Documents;

                           (ii) Second, to the extent proceeds remain after application as described in clause (i) above, pro rata among the following, based on the amounts outstanding as of any date of determination: all Secured Obligations owing to Detroit L/C Agents and New L/C Agent, in their capacities as Detroit L/C Agents and New L/C Agent, respectively;

                           (iii) Third, to the extent proceeds remain after application as described in clauses (i) and (ii) above, pro rata among the following, based on the amounts outstanding as of any date of determination: (i) all remaining Detroit L/C Obligations, and (ii) all Cash Management Obligations until all Detroit L/C Obligations and Cash Management Obligations have been Paid in Full;

                           (iv) Fourth, to the extent proceeds remain after application as described in clauses (i) through (iii) above, to the payment of the remaining New L/C Obligations until all New L/C Obligations have been Paid in Full;

                           (v) Fifth, to the extent proceeds remain after application as described in clauses (i) through (iv) above, to the payment of the High Yield Note Obligations, until all such High Yield Note Obligations have been Paid in Full; and

                           (vi) Sixth, after Payment in Full of all Secured Obligations under clauses (i) through (v) above, to Loan Parties (other than DHC) or their successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

                  (b) Notwithstanding anything in subsection 4.2(a) to the contrary, (i) in the event that no Detroit L/C Event of Default has occurred and is continuing under subsection 8.1 of the Detroit L/C Facility Agreement and no Bankruptcy Proceeding has been commenced by or against any Loan Party, the New L/C Lenders and New L/C Agent shall be entitled to receive payments of current interest and fees when due under the New L/C Facility Agreement; (ii) in the event that no Detroit L/C Event of Default has occurred and is continuing under subsection
         8.1 of the Detroit L/C Facility Agreement and no New L/C Event of Default has occurred and is continuing under subsection 8.1 of the New L/C Facility Agreement and no Bankruptcy Proceeding has

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                                       27
         been commenced by or against any Loan Party and subsection 8.1 of the Detroit L/C Facility Agreement and New L/C Facility Agreement, the High Yield Trustee, on behalf of the High Yield Noteholders, shall be entitled to receive payments of current interest and fees when due under the High Yield Indenture and High Yield Note; and (iii) in the event any Management Services Reimbursement Agreement Beneficiary receives any payment from any Management Services Agreement Obligors pursuant to subsection 4(b) of the Management Services Reimbursement Agreement with respect to any drawing of any New L/C that is honored by the New L/C Issuing Lender, then such Management Services Agreement Beneficiaries shall apply such payment to reimburse New L/C Issuing Lender (and any New L/C Lender that has funded its participation therein) for such honored drawing.

                  (c) Cash collateral held by Collateral Agent pursuant to the Security Agreement shall be held for the purposes set forth therein. Notwithstanding anything in the other Credit Documents to the Company, if during any period in which the provisions of subsection 4.2(a) are applicable, (i) the Detroit L/C Commitments and the obligation of the Detroit L/C Lenders to issue and maintain Detroit L/Cs have terminated and all Detroit L/C Obligations have been fully satisfied in cash and no Detroit L/Cs are then outstanding, then any cash collateral held by Collateral Agent to cash collateralize Detroit L/C Obligations shall be applied in accordance with subsection 4.2(a); and (ii) the New L/C Aggregate Commitments and the obligation of the Issuing Lenders to issue or maintain New L/Cs have terminated and all New L/C Obligations have been fully satisfied in cash and no New L/Cs are then outstanding, then any cash collateral held by Collateral Agent to cash collateralize New L/C Obligations shall be applied in accordance with subsection 4.2(a).

                  (d) Until Proceeds are applied as set forth in this subsection 4.2, Collateral Agent shall hold such Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

                  (e) Payments by Collateral Agent to the Detroit L/C Lenders in respect of the Detroit L/C Obligations shall be made to the Detroit L/C Facility Agent for distribution to the Detroit L/C Lenders in accordance with the Detroit L/C Facility Agreement and this Agreement; payments by Collateral Agent to the New L/C Lenders in respect of the New L/C Obligations shall be made to the New L/C Agent for distribution to the New L/C Lenders in accordance with the New L/C Facility Agreement and this Agreement; payments in respect of any High Yield Obligations shall be paid to the High Yield Trustee for the benefit of the holders of such High Yield Obligations; and payments in respect of the Cash Management Obligations shall be made to Cash Management Bank for the benefit of Cash Management Bank.

                  (f) In the event that any Secured Party shall receive any Distribution that such Secured Party is not entitled to receive or retain under the provisions of this Agreement (in such capacity, each, a "JUNIOR CREDITOR"), such Junior Creditor shall hold any such Distribution so received in trust for the benefit of the holders of other Secured Obligations with the right to receive such Distribution under the provisions of this Agreement (in such capacity, each, a "SENIOR CREDITOR") and shall segregate such

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                                       28

         Distribution from other assets held by such Junior Creditor; and shall forthwith turn over such Distribution (without liability for interest thereon, but with any appropriate endorsements or assignments, if necessary) to the holders of, or to Collateral Agent for the benefit of the holders of, such Secured Obligations in the form received (with any appropriate endorsement or assignment, if necessary) to be distributed in accordance with subsection 4.1 or 4.2, as applicable, and applied to such Secured Obligations. In the event of a failure of any Junior Creditor to make any such endorsement or assignment to Collateral Agent or Senior Creditors, as the case may be, Collateral Agent and such Senior Creditors are hereby irrevocably authorized on behalf of such Junior Creditor to make such endorsement or assignment, as applicable.

                  (g) No payment or distribution to any Senior Creditor pursuant to the provisions of this Agreement shall entitle the applicable Junior Creditor or Junior Creditors to exercise any right of subrogation in respect thereof until (i) all Secured Obligations of such Senior Creditors (including with respect to any outstanding letters of credit) shall have been indefeasibly Paid in Full, or (ii) all of such Senior Creditors have consented in writing to the taking of such action. With respect to any subrogation claims, each Junior Creditor hereby (to the extent permitted by applicable law) waives, releases and discharges any and all rights, claims, causes of action, liabilities, claims and demands, in law or equity, which such Junior Creditor has had, now has, or may in the future have, arising out of or relating directly or indirectly to the taking or not taking of any act or proceeding or not proceeding with any action which the Senior Creditors (or that representatives) may take in an effort to collect in respect of the Secured Obligations owed to such Senior Creditors.

                  (h) In furtherance of, and without limiting, the priority provisions set forth in this subsection 4.2, but subject to the applicable voting provisions set forth in subsection 2.2, each Creditor Party and High Yield Trustee (and, by their acceptance of the benefits hereof and of the Collateral Documents, each High Yield Noteholder) agrees that, in order to enable Collateral Agent to enforce its rights hereunder in any Bankruptcy Proceeding, Collateral Agent is hereby irrevocably authorized and empowered in its sole and absolute discretion to receive and collect any and all dividends or other payments or disbursements made on account of Collateral Agent's Lien on the Collateral in whatever form the same may be paid or issued and to apply the same on account of any such Secured Obligations in accordance with the provisions of the Credit Documents and this Agreement. At any time, including but not limited to during any Bankruptcy Proceeding, Collateral Agent and each other Secured Party will refrain from taking any action which would contest or challenge in any administrative, legal or equitable action or otherwise the validity or enforceability of the terms of this Agreement, including the priority provisions contained in this subsection 4.2 and the Lien priority provisions contained in subsection 3.1.

                  (i) Each Secured Party hereby covenants and agrees that (i) except for the guaranty of the High Yield Obligations by High Yield Guarantors pursuant to the High Yield Indenture and any New Investor Assurances, such Secured Party will not accept from any Person on behalf of the Borrowers any guarantee (a "THIRD-PARTY GUARANTY") of any Secured Obligations unless such guarantor simultaneously guarantees the payment

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

         all Secured Obligations owed to each of the other Secured Parties (or, if such Third-Party Guaranty guarantees only a portion of the Obligations owing to such Secured Party, such Secured Party will not accept such Third-Party Guaranty unless such guarantor simultaneously guarantees the same proportion of Secured Obligations owing to the other Secured Parties), and (ii) such Secured Party will not take, accept or obtain any security interest in, or lien or encumbrance upon, any assets of any of the Borrowers or any Subsidiary (including any CPIH Subsidiary) or Affiliate thereof or any other Person to secure the payment and performance of the Obligations unless the Collateral Agent, for the benefit of all Secured Parties, is granted a pari passu security interest in, or lien upon, such assets, in either case, pursuant to documents in form and substance satisfactory to Detroit L/C Facility Agent and New L/C Agent.

                  (j) Each Junior Creditor hereby waives any rights it may have under applicable law to assert the doctrine of marshalling or to otherwise require Collateral Agent or any Senior Creditors to marshal any property of the Loan Parties or any of their respective Affiliates for the benefit of such Junior Creditors.

                                    SECTION V

                  5.1 INFORMATION. From time to time, upon the request of Collateral Agent, each of the following Parties agrees to promptly provide to Collateral Agent the information described below:

                  (a) Detroit L/C Facility Agent agrees promptly from time to time to (i) deliver to Collateral Agent a true, correct and complete copy of any amendment, waiver or modification of or supplement to any Detroit L/C Facility Documents upon execution and delivery to Detroit L/C Facility Agent thereof by the relevant parties thereto and (ii) notify Collateral Agent of: (A) the aggregate amount of principal of and interest on the relevant Detroit L/C Obligations (including the aggregate Detroit L/C Usage) as at such date as Collateral Agent may specify, (B) the current Detroit L/C Commitment under the Detroit L/C Facility Agreement, and (C) any payment received by Detroit L/C Facility Agent to be applied to the principal of or interest on the Obligations and (iv) the amount of any other fees or expenses outstanding under the Detroit L/C Facility Agreement (including fees and expenses of Detroit L/C Agents) and, in each case, Collateral Agent shall be entitled to rely conclusively upon such information.

                  (b) New L/C Agent agrees promptly from time to time to (i) deliver to Collateral Agent a true, correct and complete copy of any amendment, waiver or modification of or supplement to any New L/C Facility Documents upon execution and delivery to New L/C Facility Agent thereof by the relevant parties thereto and (ii) notify Collateral Agent of: (A) the aggregate amount of principal of and interest on the New L/C Obligations (including the aggregate New L/C Usage) as at such date as Collateral Agent may specify, (B) the current New L/C Commitment under the New L/C Facility Agreement, (C) any payment received by New L/C Agent to be applied to the principal of or interest on the Obligations, and (D) the amount of any other fees or expenses outstanding under the New L/C Facility Agreement (including fees and expenses of New

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

         L/C Agent) and, in each case, Collateral Agent shall be entitled to rely conclusively upon such information.

                  (c) The High Yield Trustee agrees promptly from time to time to (i) deliver to Collateral Agent a true, correct and complete copy of any amendment, waiver or modification of or supplement to any High Yield Note or the High Yield Indenture upon execution thereof and (ii) notify Collateral Agent of: (A) the outstanding principal amount of the High Yield Notes and the amount of accrued but unpaid interest thereon, and (B) the amount of any other fees or expenses outstanding under the High Yield Indenture (including fees and expenses of High Yield Trustee) at such date as Collateral Agent may specify. The High Yield Trustee shall, or shall cause the registrar for the High Yield Notes to, provide a statement of such amount as reflected in the register maintained for such purpose by the High Yield Trustee or such registrar, as the case may be, and Collateral Agent shall be entitled to rely conclusively upon such statement.

                                   SECTION VI

                  6.1 DISCLAIMERS, SUPPLEMENTAL COLLATERAL AGENT, INDEMNITY,
ETC.

                  (a) Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Collateral Documents and Collateral Agent shall not by reason of this Agreement or the Collateral Documents be a trustee for any Secured Party or have any other fiduciary obligation to any Secured Party (including any obligation under the Trust Indenture Act of 1939, as amended). Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained in this Agreement or any other Credit Document or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or any other document referred to or provided for therein or any Lien under the Collateral Documents or the perfection or priority of any such Lien or for any failure by any Loan Party to perform any of its respective obligations under this Agreement or any other Credit Document. Collateral Agent may exercise such powers, rights and remedies and perform such duties by or through its Affiliates, agents or employees.

                  (b) Neither Collateral Agent nor any of its officers, directors, employees or agents shall be liable to any Secured Parties for any action taken or omitted by Collateral Agent under or in connection with this Agreement or any of the Collateral Documents or other Credit Documents except to the extent caused by Collateral Agent's gross negligence or willful misconduct. Collateral Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the Collateral Documents or other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until Collateral Agent shall have received instructions in respect thereof from Requisite Obligees (or such other Secured Parties as may be required to give such instructions under subsection 2.4(a)) and, upon receipt of such instructions from Requisite Obligees (or such other Secured Parties, as the case may be), Collateral Agent

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

         shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Secured Party shall have any right of action whatsoever against an Agent as a result of Collateral Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Collateral Documents or other Credit Documents in accordance with the instructions of Requisite Obligees (or such other Secured Parties as may be required to give such instructions under subsection 2.4(a)).

                  (c) It is the purpose of this Agreement and the Collateral Documents and other Credit Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Collateral Documents, and in particular in case of the enforcement of any of the Collateral Documents, or in case Collateral Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the Collateral Documents or other Credit Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Collateral Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

                  In the event that Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Collateral Documents to be exercised by or vested in or conveyed to Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Collateral Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Collateral Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Agreement that refer to Collateral Agent shall inure to the benefit of such Supplemental Collateral Agent and all references herein to Collateral Agent shall be deemed to be references to Collateral Agent and/or such Supplemental Collateral Agent, as the context may require.

                  Should any instrument in writing from any Loan Party be required by any Supplemental Collateral Agent so appointed by Collateral Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties,

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

         such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by Collateral Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Collateral Agent until the appointment of a new Supplemental Collateral Agent.

                  (d) Each Detroit L/C Lender and New L/C Lender (other than New L/C Issuing Lender for so long as New L/C Issuing Lender does not have any New L/C Aggregate Commitments), ratably in accordance with the amount of the Secured Obligations of such Detroit L/C Lenders and all New L/C Lenders, secured by the Collateral Documents, severally agrees that it shall indemnify Collateral Agent and the officers, directors, employees, agents, attorneys, professional advisors and affiliates of Collateral Agent to the extent that any such Person is neither reimbursed by any Loan Party under any Loan Document nor reimbursed out of any Proceeds pursuant to clause First of subsection 4.2(a), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements and fees and fees and disbursements of any advisor engaged by Collateral Agent) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Collateral Agent or any such Person exercising the powers, rights and remedies of a Collateral Agent or performing duties of a Collateral Agent hereunder or under the other Collateral Documents or in any way relating to or arising out of this Agreement, any Collateral Document or any other Credit Document or any other documents contemplated hereby or thereby or referred to therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms of any thereof; provided, however, that no Detroit L/C Lender nor New L/C Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of Collateral Agent as determined by a final judgment of a court of competent jurisdiction. If for any reason a New L/C Lender shall fail to make any payment to Collateral Agent when due hereunder, then, without in anyway limiting any right or remedy Collateral Agent may have against such New L/C Lender with respect thereto, such New L/C Lender agrees that, as provided in subsection 4.2, deductions from distributions otherwise due with respect to the New L/C Obligations will be made so that all New L/C Lenders shall share with the Detroit L/C Lenders, ratably in accordance with the amount (without duplication) of such New L/C Obligations secured by the Collateral Documents, the payment of the amounts due under the preceding sentence. The High Yield Trustee, on behalf of the holders of the High Yield Obligations, agrees, by its acceptance of the benefits hereof, that, as provided in subsection 4.2, deductions from distributions otherwise due such holders of High Yield Obligations will be made so that such holders of High Yield Obligations shall share with the Detroit L/C Lenders and New L/C Lenders, ratably in accordance with the amount (without duplication) of such High Yield Obligations secured by the Collateral Documents, the payment of the amounts due under the first sentence of this subsection 6.1(d). No Detroit L/C Agent nor New L/C Agent, in their respective capacities as Detroit L/C Agents and New L/C Agent, shall have any liability to any Party under this subsection 6.1(d).

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                                       33

                  (e) The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Collateral Agent in its individual capacity as a Detroit L/C Agent, Detroit L/C Lender, New L/C Lender or High Yield Noteholder, as the case may be, hereunder or under any Credit Document. With respect to its participation in the Detroit L/C Obligations, New L/C Obligations and High Yield Obligations, Collateral Agent shall have the same rights and powers hereunder as any other Secured Party and may exercise the same as though it were not performing the duties and functions delegated to it hereunder. Collateral Agent and its Affiliates may accept deposits from, lend money to, acquire equity interests in and generally engage in any kind of commercial banking, investment banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from any Loan Party for services in connection with this Agreement and otherwise without having to account for the same to Secured Parties.

                  (f) Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness relating to the Secured Obligations as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form satisfactory to Collateral Agent, shall have been filed with Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness and of any note or notes or other evidences of indebtedness issued in exchange therefor. Notwithstanding anything to the contrary contained in the Detroit L/C Facility Documents or the New L/C Facility Documents, (i) no assignment or transfer of any interest of any (A) Detroit L/C Lender in the Detroit L/C Exposure or Detroit L/Cs (including pursuant to any refinancing, restatement, replacement or extension of the Detroit L/C Facility Agreement not prohibited hereunder), and (B) no transfer of any interest of any New L/C Lender in the New L/C Aggregate Exposure or the New L/Cs (including pursuant to any refinancing, restatement, replacement or extension of the New L/C Facility Agreement not prohibited hereunder) and (ii) no appointment (A) of any successor Detroit L/C Facility Agent or Detroit L/C Document Agent under the Detroit L/C Facility Agreement (including pursuant to any refinancing, restatement, replacement or extension of the Detroit L/C Facility Agreement not prohibited hereunder), (B) any successor New L/C Agent under the New L/C Facility Agreement (including pursuant to any refinancing, restatement, replacement or extension of the New L/C Facility Agreement not prohibited hereunder); or (C) any successor High Yield Trustee pursuant to the High Yield Indenture may in any case be made unless such successor, transferee, assignee or any Person who became a lender pursuant to a refinancing, restatement, replacement or extension of the Detroit L/C Facility Agreement, New L/C Facility Agreement, or High Yield Indenture, as the case may be, executes an Assumption Agreement in the form of Annex 1 hereto shall be made unless the transferee executes an Assumption Agreement in the form of Annex 1 hereto.

                  (g) Except as expressly provided herein and in the Collateral Documents, Collateral Agent shall have no duty to take any affirmative steps with respect to the

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                                       34
         collection of amounts payable in respect of the Collateral. Collateral Agent shall incur no liability to any Secured Party as a result of any sale of any Collateral at any private sale.

                  (h) Collateral Agent may resign at any time by giving at least 30 days' notice thereof to the Parties and Collateral Agent may be removed as Collateral Agent at any time by Requisite Obligees. In the event of such resignation or removal of Collateral Agent, Requisite Obligees shall thereupon have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by Requisite Obligees within 30 days after the resigning Collateral Agent's giving notice of its intention to resign, then the resigning Collateral Agent may appoint, on behalf of Secured Parties, a successor Collateral Agent and Company hereby agrees to pay to such successor Collateral Agent, in addition to any other amounts payable to Collateral Agent hereunder and under the Collateral Documents, such reasonable annual fees in such amounts and at such times as may be requested by such successor Collateral Agent.

                  (i) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement and under the Collateral Documents. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this subsection 6.1 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

                  (j) In no event shall Collateral Agent or any Secured Party be liable or responsible for any funds or investments of funds held by any Loan Party.

                  (k) Upon the proposed sale or other disposition of any Collateral that is permitted by the Facility Agreements and not prohibited by subsection 2.4(a) or to which Requisite Obligees have otherwise consented pursuant to an Enforcement Action, for which a Loan Party desires to obtain a security interest release from Collateral Agent, such Loan Party shall deliver an Officer's Certificate to Collateral Agent, Detroit L/C Agent and New L/C Agent (i) stating that the Collateral or the Capital Stock subject to such disposition is being sold or otherwise disposed of in compliance with the terms hereof and of the Facility Agreements and (ii) specifying the Collateral or Capital Stock being sold or otherwise disposed of in the proposed transaction. Upon the receipt of such Officer's Certificate, Collateral Agent shall, at Loan Parties' (other than DHC's), joint and several expense, so long as Senior Agent has not informed Collateral Agent that it (a) has reason to believe that the facts stated in such Officer's Certificate are not true and correct and (b) if the sale or other disposition of such item of Collateral or Capital Stock constitutes an Asset Sale (as defined in each Facility Agreement), has not received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery of the Net Asset Sale Proceeds (as defined in each Facility Agreement) if and as required by subsection 2.3 of the respective Facility Agreement, execute and deliver such releases of its security interest in such Collateral as may be reasonably requested by such Loan Party. In the event of any conflict or inconsistency between this subsection 6.1(k) and the terms of any other Credit Document, the terms of this Agreement shall prevail.

Domestic Intercreditor Agreement

                  (l) Concurrently with any Subsidiary of Company becoming Additional Detroit L/C Borrower or Additional New L/C Borrower, such Subsidiary shall execute and deliver to Collateral Agent a counterpart to this Agreement in the form attached hereto as Annex 2 ("COUNTERPART"). Upon delivery of any such Counterpart to Collateral Agent, each such Additional Detroit L/C Borrower or Additional New L/C Borrower shall be a Detroit L/C Borrower or New L/C Borrower, as applicable, and shall be as fully a party hereto as if such Additional Detroit L/C Borrower or Additional New L/C Borrower were an original signatory hereto. Each Borrower expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Borrower hereunder, nor by any election of Collateral Agent or Secured Party not to cause any Subsidiary of Company to become an Additional Detroit L/C Borrower or Additional New L/C Borrower, as applicable, hereunder. This Agreement shall be fully effective as to any Borrower that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Borrower hereunder.

                                   SECTION VII

                  7.1 MISCELLANEOUS.

                  (a) All notices and other communications provided for herein shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service or electronic mail (as further provided in this clause (a)) and shall be deemed to have been given (i) when delivered in person or by courier service,
         (ii) upon receipt of telefacsimile in complete and legible form, (iii) three Business Days after deposit in the United States mail with postage prepaid and properly addressed, or (iv) in the case of electronic mail to the extent provided in this clause (a); provided that notices to Collateral Agent shall not be effective until received. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this subsection 7.1(a)) shall be as set forth under each party's name on the signature pages (including acknowledgments) hereof. Notices and other communications to the Lenders, Detroit L/C Agents and New L/C Agent hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Collateral Agent. Collateral Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

                  (b) No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Party therefrom, shall in any event be effective without the written concurrence of Requisite Detroit L/C Lenders and Requisite New L/C Lenders; provided that (i) no such amendment, modification, termination or waiver shall, without the consent of each Lender with Secured Obligations directly affected thereby, amend,

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                                       36
         modify, terminate or waive, or have the effect of amending, modifying, terminating or waiving, the definition of "Requisite Obligees", (ii) no such amendment, modification, termination or waiver shall, without the consent of each Lender and Agent with Secured Obligations directly affected thereby, amend, modify, terminate or waive, or have the effect of amending, modifying, terminating or waiving (A) subsection 3.1 or
         4.2 or this subsection 7.1(a), or (B) any other provision of this Agreement in a manner that would impose any additional material obligations on any Lender or Agent or prejudice any material rights or remedies of such Lender or Agent, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1 or 2.2 or
         Section 5 or 6 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Collateral Agent shall be effective without the written concurrence of Collateral Agent; or (iv) no such amendment, modification, termination or waiver of this Agreement shall materially increase or materially adversely affect obligations of any Loan Party or adversely affect any rights of Loan Party under the other Credit Documents in each case without such loan party's prior consent; provided, further, that no amendment, modification, termination or waiver shall (1) reduce or otherwise adversely affect the right of the High Yield Trustee to request or direct Collateral Agent to take action on the terms set forth in subsection 2.1(a), or (2) subordinate in right of payment the High Yield Obligations, or (3) modify or otherwise alter in any manner adverse to the holders of the High Yield Notes the priority of such holders' Lien in the Collateral as provided in subsection 3.1 as in effect on the date hereof or the right of such holders to receive Proceeds in the amount and order of priority and under the circumstances described in subsections 4.1(a) and 4.2(a), as in effect on the date hereof. To the extent (if any) the provisions of this Agreement are inconsistent with the provisions set forth in any Facility Agreement or the High Yield Indenture in any particular circumstance, then the provisions set forth in this Agreement shall prevail to the extent necessary to eliminate or avoid such inconsistency in such circumstance.

                  (c) Subject to the provisions of subsection 6.1(f), this Agreement shall be binding upon and inure to the benefit of Collateral Agent, each other Party and each Secured Party and their respective successors and assigns, including, subject to compliance with the provisions of subsection 6.1(f), successors to Detroit L/C Agents, New L/C Agent and any Lenders and High Yield Trustee under the Detroit L/C Facility Agreement, New L/C Facility, and High Yield Indenture, as applicable.

                  (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  (e) This Agreement shall become effective on the Closing Date and upon the execution of this Agreement by each Loan Party, New L/C Lender and Detroit L/C Lender and New L/C Agent, Detroit L/C Agents, High Yield Trustee and Collateral Agent.

                  (f) The Collateral Agent may deem and treat the Secured Parties executing and delivering this Agreement and the High Yield Noteholders as the "Secured Parties" for all purposes hereof unless and until a notice of the assignment or transfer of any interest held by such Party shall have been filed with the Collateral Agent in accordance with subsection 6.1(f). The Company agrees that it will advise the Collateral Agent of any transfer by any Creditor Party of any Detroit L/C Exposure or New L/C Aggregate

Domestic Intercreditor Agreement
                                       37

         Exposure held by such Creditor Party and will, from time to time upon request of the Collateral Agent, deliver a list to the Collateral Agent (which shall be distributed by the Collateral Agent to each Creditor Party) setting forth, for the Detroit L/C Exposure and New L/C Aggregate Exposure, the unpaid principal amount (or outstanding undrawn letters of credit with respect thereto) and holder thereof. The Collateral Agent may rely on such list unless, after the distribution thereof, the Collateral Agent is notified by a Secured Party that such information as set forth on such list is inaccurate.

                  (g) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES IRREVOCABLY (I) ACCEPTS FOR ITSELF, IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PARTY HERETO AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 7.1(a) HEREOF, (IV) AGREES THAT SERVICE OF PROCESS AS PROVIDED IN CLAUSE (III) IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PERSON IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT, (V) AGREES THAT THE PARTIES HERETO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH PARTY IN THE COURTS OF ANY OTHER JURISDICTION, AND (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 7.1(g) RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW
         SECTION 5-1402 OR OTHERWISE.

                  (h) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE INTERCREDITOR RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. Each party hereto further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS

Domestic Intercreditor Agreement
                                       38

         WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  (i) NO CLAIM MAY BE MADE BY ANY SECURED PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, OR ATTORNEYS AGAINST ANY OTHER SECURED PARTY OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, OR ATTORNEYS FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH SECURED PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                  (j) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER OR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

                  (k) All undertakings and agreements contained in this Agreement are solely for the benefit of the Secured Parties and there are no other Persons (other than Loan Parties to the extent expressly provided herein) who are intended to be benefited in any way by this Agreement. Each Loan Party agrees that no Secured Party shall have any liability to any of the Loan Parties for performing its obligations and responsibilities under this Agreement with respect to the other Secured Parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Domestic Intercreditor Agreement
                                       39

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                  LOAN PARTIES:

                                COVANTA ENERGY CORPORATION

                                By: _______________________________________
                                    Name: Anthony Orlando
                                    Title: Authorized Officer

                                Notice Address:
                                    c/o Covanta Energy Corporation
                                    40 Lane Road
                                    Fairfield, NJ 07007
                                    Attn: Timothy J. Simpson

                                EACH OF THE ENTITIES NAMED ON SCHEDULE A ANNEXED HERETO, AS DETROIT L/C BORROWERS, NEW L/C BORROWERS AND HIGH YIELD GUARANTORS

                                By: ____________________________________________
                                    Name: Anthony Orlando
                                          Authorized Officer

                                Notice Address:
                                    c/o Covanta Energy Corporation
                                    40 Lane Road
                                    Fairfield, NJ 07007
                                    Attn: Timothy J. Simpson

Domestic Intercreditor Agreement

                                   Schedule A

1.     AMOR 14 Corporation

2.     Burney Mountain Power

3.     Covanta Acquisition, Inc.

4.     Covanta Alexandria/Arlington, Inc.

5.     Covanta Bessemer, Inc.

6.     Covanta Bristol, Inc.

7.     Covanta Cunningham Environmental Support, Inc.

8.     Covanta Energy Americas, Inc.

9.     Covanta Energy Construction, Inc.

10.    Covanta Energy Group, Inc.

11.    Covanta Energy International, Inc.

12.    Covanta Energy Resource Corp.

13.    Covanta Energy Services, Inc.

14.    Covanta Energy West, Inc.

15.    Covanta Engineering Services, Inc.

16.    Covanta Fairfax, Inc.

17.    Covanta Geothermal Operations Holdings, Inc.

18.    Covanta Geothermal Operations, Inc.

19.    Covanta Haverhill Properties, Inc.

20.    Covanta Haverhill, Inc.

21.    Covanta Heber Field Energy, Inc.

22.    Covanta Hennepin Energy Resource Co., Limited Partnership

23.    Covanta Hillsborough, Inc.

24.    Covanta Honolulu Resource Recovery Venture

25.    Covanta Huntsville, Inc.

26.    Covanta Hydro Energy, Inc.

27.    Covanta Hydro Operations West, Inc.

28.    Covanta Hydro Operations, Inc.

29.    Covanta Imperial Power Services, Inc.

30.    Covanta Indianapolis, Inc.

31.    Covanta Kent, Inc.

32.    Covanta Lancaster, Inc.

33.    Covanta Lee, Inc.

34.    Covanta Long Island, Inc.

35.    Covanta Marion Land Corp.

36.    Covanta Marion, Inc.

37.    Covanta Mid-Conn., Inc.

38.    Covanta Montgomery, Inc.

39.    Covanta New Martinsville Hydroelectric Corporation

40.    Covanta New Martinsville Hydro-Operations Corporation

41.    Covanta Oahu Waste Energy Recovery, Inc.

42.    Covanta Omega Lease, Inc.

43.    Covanta Onondaga Operations, Inc.

44.    Covanta Operations of Union, LLC


Domestic Intercreditor Agreement

45.    Covanta OPW Associates, Inc.

46.    Covanta OPWH, Inc.

47.    Covanta Pasco, Inc.

48.    Covanta Plant Services of New Jersey, Inc.

49.    Covanta Power Equity Corporation

50.    Covanta Power Pacific, Inc.

51.    Covanta Power Plant Operations

52.    Covanta Projects of Hawaii, Inc.

53.    Covanta Projects, Inc.

54.    Covanta RRS Holdings, Inc.

55.    Covanta Secure Services, Inc.

56.    Covanta SIGC Energy, Inc.

57.    Covanta SIGC Energy II, Inc.

58.    Covanta SIGC Geothermal Operations, Inc.

59.    Covanta Stanislaus, Inc.

60.    Covanta Systems, LLC

61.    Covanta Wallingford Associates, Inc.

62.    Covanta Waste to Energy , LLC

63.    Covanta Water Holdings, Inc.

64.    Covanta Water Systems, Inc.

65.    Covanta Water Treatment Services, Inc.

66.    DSS Environmental, Inc.

67.    ERC Energy II, Inc.

68.    ERC Energy, Inc.

69.    Haverhill Power, LLC

70.    Heber Field Energy II, Inc.

71.    Heber Loan Partners

72.    LMI, Inc.

73.    Mammoth Geothermal Company

74.    Mammoth Power Company

75.    Michigan Waste Energy, Inc.

76.    Mt. Lassen Power

77.    Pacific Geothermal Company

78.    Pacific Oroville Power, Inc.

79.    Pacific Wood Fuels Company

80.    Pacific Wood Services Company

81.    Three Mountain Operations, Inc.

82.    Three Mountain Power, LLC

Domestic Intercreditor Agreement

         MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT BENEFICIARIES:

                                COVANTA ENERGY CORPORATION

                                By: __________________________________________
                                    Name:
                                    Title:

                                Notice Address:
                                    c/o Covanta Energy Group, Inc.
                                    40 Lane Road
                                    Fairfield, NJ 07007
                                    Attn: Timothy J. Simpson

                                EACH OF THE ENTITIES NAMED ON SCHEDULE B ANNEXED HERETO, AS MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT BENEFICIARIES

                                By: ___________________________________________
                                    Name: Timothy J. Simpson
                                          Authorized Officer

                                Notice Address for each Management
                                Services Agreement Beneficiary:
                                       c/o Covanta Energy Group, Inc.
                                       40 Lane Road
                                       Fairfield, NJ 07007
                                       Attn: Timothy J. Simpson

Domestic Intercreditor Agreement

                                   Schedule B

1.     Covanta Energy Group, Inc.
2. Covanta Projects, Inc.

Domestic Intercreditor Agreement

         DANIELSON:

                                    DANIELSON HOLDING CORPORATION

                                    By: __________________________
                                    Name: Philip G. Tinkler
                                    Title: Chief Financial Officer

                                    Notice Address:

                                    Danielson Holding Corporation
                                    2 North Riverside Plaza
                                    Suite 600
                                    Chicago, Illinois 60606
                                    Attention: Philip G. Tinkler
                                    Telephone: (312) 466-3842
                                    Facsimile: (312) 470-1126

                                    with copies to:

                                    Neal, Gerber & Eisenberg LLP
                                    Two North LaSalle Street
                                    Suite 2200
                                    Chicago, Illinois 60602
                                    Attention: David S. Stone
                                    Telephone: (312) 269-8000
                                    Facsimile: (312) 269-1747

                                    and

                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                    333 W. Wacker Drive, Suite 2100
                                    Chicago, Illinois 60606
                                    Attention: Peter C. Krupp
                                    Telephone: (312) 407-0855
                                    Facsimile: (312) 407-0411

Domestic Intercreditor Agreement

         AGENTS AND LENDERS:

                              BANK OF AMERICA, N.A.,
                              as Collateral Agent and Detroit L/C Facility Agent

                              By: ______________________________________________
                                  Name: Henry Y. Yu
                                  Title: Managing Director

                                  Notice Address:
                                  Bank of America, N.A., as Administrative Agent 555 So. Flower Street, 17th Floor CA9-706-17-54
                                  Los Angeles, California 90071
                                  Attention: David Price, Vice President
                                  Voice: (213) 345-1300
                                  Fax: (415) 503-5011
                                  email: david.price@bankofamerica.com

                              BANK OF AMERICA, N.A.,
                              as Cash Management Bank

                              By: ______________________________________________
                                  Name: Henry Y. Yu
                                  Title: Managing Director

                                  Notice Address:

Domestic Intercreditor Agreement

                              DEUTSCHE BANK SECURITIES, INC.,
                              as Detroit L/C Documentation Agent

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                                  Notice Address:
                                           Attention:
                                           Deutsche Bank Securities, Inc.
                                           60 Wall Street
                                           New York, NY 10005


Domestic Intercreditor Agreement

                              BANK ONE, NA,
                              as New L/C Agent and a New L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

                                  Notice Address:

Domestic Intercreditor Agreement

                              SZ INVESTMENTS, L.L.C.,
                              as a New L/C Lender

                              By: ________________________________________
                                  Name: Philip G. Tinkler
                                  Title: Treasurer

                              Notice Address:
                                      Two North Riverside Plaza,
                                      Suite 600,
                                      Chicago, Illinois 60606
                                      Attn: Donald J. Liebentritt

Domestic Intercreditor Agreement

                              THIRD AVENUE TRUST, ON BEHALF OF THIRD AVENUE VALUE FUND SERIES, as a New L/C Lender

                              By: ________________________________________
                                  Name:
                                  Title:

                              Notice Address:

                              622 Third Avenue
                              New York, NY 10017
                              Attn: General Counsel
                              Facsimile: (212) 735-0003

                              with a copy to Pillsbury Winthrop LLP
                              One Battery Park Plaza
                              New York, NY 10004
                              Attn: Richard Epling, Esq.
                              Facsimile: (212) 858-1500

Domestic Intercreditor Agreement

                              D.E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
                              as a New L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

                              Notice Address:

Domestic Intercreditor Agreement

                              BANC OF AMERICA SECURITIES LLC,
                              as Agent for BANK OF AMERICA, N.A., as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement

                              BAYERISCHE HYPO-UND VEREINSBANK AG,
                              as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement

                              BEAR STEARNS & CO. INC.,
                              as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement

                              DEUTSCHE BANK AG, NEW YORK BRANCH,
                              as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name: Keith Braun
                                  Title: Director

                              By: ______________________________________________
                                  Name: Patrick Dowling
                                  Title: Vice President

Domestic Intercreditor Agreement

                              IIB BANK LIMITED,
                              as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement

                              KBC BANK,
                              as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              Notice Address:
                                  Attention: Rose Pagan
                                  KBC Bank NV, New York Branch
                                  125 West 55th Street
                                  New York, NY 10019
                                  Telephone No.: (212) 541-0657
                                  Fax No.: (212) 956-5581

Domestic Intercreditor Agreement

                              LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

                              Notice Address:
                              420 Fifth Avenue
                              New York, New York 10018
                              Attention: Structured Finance
                              Telephone: 212-703-5303
                              Telecopier: 212-703-5262

Domestic Intercreditor Agreement

                            MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED, as a Detroit L/C Lender

                            By: ______________________________________________
                                Name:
                                Title:

Domestic Intercreditor Agreement

                              THE BANK OF NEW YORK,
                              as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement

                              UBS AG, STAMFORD BRANCH,
                              as issuer of Detroit L/Cs

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement

                              UBS LOAN FINANCE LLC,
                              as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement

                              U.S. BANK NATIONAL ASSOCIATION
                              (FORMERLY KNOWN AS FIRSTAR BANK, N.A.),
                              as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name: Alan R. Milster
                                  Title: Vice President

Domestic Intercreditor Agreement

                              WESTLB AG (FORMERLY KNOWN AS WESTDEUTSCHE
                              LANDESBANK GIROZENTRALE), NEW YORK BRANCH, as a Detroit L/C Lender

                              By: ______________________________________________
                                  Name:
                                  Title:

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement

                              HIGH YIELD TRUSTEE:

                              U.S. BANK NATIONAL ASSOCIATION, as Trustee

                              By: ______________________________________________
                                  Name:
                                  Title:

                              Notice Address:

Domestic Intercreditor Agreement

                                                                      Annex 1 to
                                                         Intercreditor Agreement

                  ASSUMPTION AGREEMENT, dated as of __________, 200_, made by _________________ (the "ADDITIONAL SECURED PARTY").

                              W I T N E S S E T H :

                  WHEREAS, Covanta Energy Corporation ("COVANTA") and the Subsidiaries of Covanta listed on the signature pages thereof (together with any other borrowers that subsequently become party thereto); certain entities listed on the signature pages thereof as New L/C Lenders ("NEW L/C LENDERS"); certain financial institutions listed on the signature pages thereof as Detroit L/C Lenders ("DETROIT L/C LENDERS"); Bank of America, N.A., as administrative agent for Detroit L/C Lenders and as collateral agent, and Deutsche Bank Securities, Inc., as documentation agent for and Detroit L/C Lenders, Bank One, NA, as administrative agent for the New L/C Lenders, Danielson Holding Corporation, the companies listed on the signature pages thereof as Management Services and Reimbursement Agreement Beneficiaries and U.S. Bank National Association, in its capacity as trustee under the High Yield Indenture are parties to that certain Intercreditor Agreement dated as of March 10, 2004 (as amended, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT");

                  WHEREAS, the Loan Parties have executed the Collateral Documents pursuant to which the Loan Parties party to each such document have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral to secure their respective obligations arising in connection with the Credit Document;

                  WHEREAS, subsection 6.1(f) of the Intercreditor Agreement requires the Additional Secured Party to become a party to the Intercreditor Agreement; and

                  WHEREAS, the Additional Secured Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Intercreditor Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Intercreditor Agreement and used herein shall have the meanings given to them in the Intercreditor Agreement.

                  2. Intercreditor Agreement. By executing and delivering this Assumption Agreement, the Additional Secured Party hereby becomes a party to the Intercreditor Agreement as [New L/C Agent] [Detroit L/C Facility Agent] [Detroit L/C Documentation Agent] [High Yield Trustee] [a Detroit L/C Lender] [a New L/C Lender] and Secured Party thereunder with the same force and effect as if originally named therein as [New L/C Agent] [Detroit L/C Facility Agent] [Detroit L/C Documentation Agent] [High Yield Trustee] [a Detroit L/C Lender]

Domestic Intercreditor Agreement

                                     A-1-1

[a New L/C Lender] and Secured Party and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of [New L/C Agent] [Detroit L/C Facility Agent] [Detroit L/C Documentation Agent] [High Yield Trustee] [a Detroit L/C Lender] [a New L/C Lender] and a Secured Party thereunder and agrees to be bound by the terms thereof.

                  2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                           [ADDITIONAL SECURED PARTY]

                              By: ______________________________________________
                                  Name:
                                  Title:


Domestic Intercreditor Agreement
                                     A-1-2

                                                                      Annex 2 to
                                                      Intercreditor Agreement v1

                                   COUNTERPART

         COUNTERPART (this "COUNTERPART"), dated as of _______, is delivered pursuant to subsection 6.1(l) of the Intercreditor Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Intercreditor Agreement, dated as of March 10, 2004 (said Intercreditor Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the "INTERCREDITOR AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Covanta Energy Corporation ("COVANTA") and the subsidiaries of Covanta listed on the signature pages thereof (together with any other borrowers that subsequently become party thereto); certain entities listed on the signature pages thereof as New L/C Lenders ("NEW L/C LENDERS"); certain financial institutions listed on the signature pages thereof as Detroit L/C Lenders ("DETROIT L/C LENDERS"); Bank of America, N.A., as administrative agent for Detroit L/C Lenders and as collateral agent, and Deutsche Bank Securities, Inc., as documentation agent for Detroit L/C Lenders, Bank One, NA, as administrative agent for the New L/C Lenders, Danielson Holding Corporation, the companies listed on the signature pages thereof as Management Services and Reimbursement Agreement Beneficiaries and U.S. Bank National Association, in its capacity as trustee under the High Yield Indenture. The undersigned by executing and delivering this Counterpart hereby becomes a [New L/C Borrower][Detroit L/C Borrower] under the Intercreditor Agreement in accordance with subsection 6.1(l) thereof and agrees to be bound by all of the terms thereof.

                              [NAME OF ADDITIONAL DETROIT L/C BORROWER/NEW
                              L/C BORROWER]

                              By: ______________________________________________
                                  Name:
                                  Title:

Domestic Intercreditor Agreement
                                     A-2-1